SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X| Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
|_| Definitive Information Statement

                                 ONVANTAGE, INC.
                 (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY
                                 ONVANTAGE, INC.
                      333 W. SANTA CLARA STREET, SUITE 1000
                           SAN JOSE, CALIFORNIA 95113

                              INFORMATION STATEMENT

To the stockholders of Onvantage, Inc.:

         Onvantage, Inc., a Nevada corporation ("ONVANTAGE" or the "COMPANY"), hereby solicits your written consent to approve the reincorporation (the "REINCORPORATION PROPOSAL" or the "PROPOSED REINCORPORATION") of the Company in Delaware pursuant to the merger of the Company with and into Onvantage, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("ONVANTAGE DELAWARE"). The Board of Directors of Onvantage (the "ONVANTAGE BOARD") believes that the Proposed Reincorporation will be in the best interests of the Company and its stockholders (the "STOCKHOLDERS"). Since substantially more public companies are incorporated in Delaware than in Nevada, potential investors, underwriters (if any) and their counsel are more likely to be familiar with the provisions and interpretations of Delaware corporate law than Nevada corporate law. In addition, for many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws, which are periodically updated and revised to meet changing business needs. As the Company plans for the future, the Onvantage Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based.

         The Onvantage Board has approved the merger (the "MERGER") of Onvantage with and into Onvantage Delaware, pursuant to the terms and conditions of an Agreement and Plan of Merger (the "MERGER AGREEMENT") by and between Onvantage and Onvantage Delaware. The Merger will be consummated upon the approval of the Merger Agreement by the Stockholders and the satisfaction of certain other closing conditions. The Merger Agreement provides that Onvantage will merge with and into Onvantage Delaware, whereby the separate corporate existence of Onvantage will cease and Onvantage Delaware will continue as the surviving entity.

         Upon consummation of the Merger and as set forth in more detail in the Merger Agreement, (i) each share of common stock of Onvantage, $0.01 par value per share (the "ONVANTAGE COMMON STOCK") issued and outstanding immediately before the effective date of the Merger will be converted into one share of common stock of Onvantage Delaware, $0.001 par value per share (the "ONVANTAGE DELAWARE COMMON STOCK"), (ii) each outstanding and unexercised option or warrant to purchase shares of Onvantage Common Stock will automatically become a warrant or option to purchase shares of Onvantage Delaware Common Stock, and (iii) each outstanding debt instrument convertible into shares of Onvantage Common Stock will automatically become a debt instrument convertible into shares of Onvantage Delaware Common Stock.

         Only holders of record of Onvantage Common Stock at the close of business [March __, 2001] (the day prior to the distribution by the Company of this Information Statement) are entitled to vote on the proposed Merger.

         After careful consideration, the Onvantage Board has determined that the Merger is fair to, and in the best interests of, Onvantage and the Stockholders. Your vote on this issue is important, regardless of the number of shares of capital stock of Onvantage you own. ACCORDINGLY, THE ONVANTAGE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, THE MERGER, AND RELATED MATTERS BY DATING, SIGNING AND RETURNING THE WRITTEN CONSENT ENCLOSED HEREWITH (THE "WRITTEN CONSENT"), AND THE WRITTEN CONSENT OF YOUR SPOUSE, IF APPLICABLE, BY FAX (WITH THE ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE) TO ONVANTAGE'S COUNSEL:

                               Pillsbury Winthrop LLP
                               2550 Hanover Street
                               Palo Alto, California 94304-1115
                               Attn:  Jason A. Cheadle, Esq.
                               Fax:  (650) 233-4545

         The Onvantage Board also kindly requests that you mail an original of the accompanying written consent, after you have signed it, to Pillsbury Winthrop LLP, attn: Jason A. Cheadle, Esq., 2550 Hanover Street, Palo Alto, California 94304-1115. A return envelope is enclosed herewith for this purpose. If you are unable but desire to sign, fax and mail the accompanying written consent, please notify Onvantage immediately by telephoning Mark Lemma at (408) 521-6111.

         Thank you.

                                                       Sincerely,

                                                       /s/Dean Senner

                                                       Dean Senner
                                                       President

San Jose, California
March __, 2001

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL TO REINCORPORATE IN DELAWARE
-------------------------------------

INTRODUCTION

         For the reasons set forth below, the Board of Directors of Onvantage (the "ONVANTAGE BOARD") believes that the best interests of the Company and its stockholders (the "STOCKHOLDERS") will be served by changing the state of incorporation of the Company from Nevada to Delaware (the "REINCORPORATION PROPOSAL" or the "PROPOSED REINCORPORATION"). The Stockholders are urged to read carefully the following sections of this Information Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout this Information Statement, the term "ONVANTAGE" or the "COMPANY" refers to the existing Nevada corporation, and the term "ONVANTAGE DELAWARE" refers to the Delaware corporation, a wholly owned subsidiary of Onvantage and the proposed successor to Onvantage.

         The Reincorporation Proposal will be effected by merging Onvantage with and into Onvantage Delaware (the "MERGER"), which is to be consummated in accordance with the terms of an Agreement and Plan of Merger, substantially in the form attached hereto as EXHIBIT A (the "MERGER AGREEMENT"). Upon consummation of the Merger, (i) Onvantage will cease to exist, (ii) Onvantage Delaware will continue to operate the business of the Company under the name "Onvantage, Inc.," (iii) the Stockholders will automatically become the stockholders of Onvantage Delaware, (iv) the Stockholders' rights, as stockholders of Onvantage Delaware and no longer as stockholders of Onvantage, will be governed by Delaware law ("DELAWARE GENERAL CORPORATION LAW") (and California law ("CALIFORNIA GENERAL CORPORATION LAW"), as applicable), Onvantage Delaware's Certificate of Incorporation (the "ONVANTAGE DELAWARE CERTIFICATE") and Onvantage Delaware's Bylaws (the "ONVANTAGE DELAWARE BYLAWS"), rather than by Nevada law ("NEVADA GENERAL CORPORATION LAW") (and the California General Corporation Law, as applicable), Onvantage's current Amended and Restated Articles of Incorporation and Onvantage's current Bylaws, (v) all outstanding options and warrants to purchase shares of Onvantage Common Stock will automatically be converted into options or warrants to acquire an equal number of equivalent shares of Onvantage Delaware Common Stock, (vi) all outstanding debt instruments convertible into Onvantage Common Stock will automatically become debt instruments convertible into Onvantage Delaware Common Stock, (vii) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company, and (viii) the incumbent directors and officers of Onvantage will serve in their respective capacities as directors and officers of Onvantage Delaware.

         The Stockholders' approval of the Proposed Reincorporation will constitute their approval of all of the provisions of Onvantage Delaware's Certificate of Incorporation and Onvantage Delaware's Bylaws. The governance of Onvantage Delaware by Delaware General Corporation Law (and California General Corporation Law, as applicable), the Onvantage Delaware Certificate and the Onvantage Delaware Bylaws will or may in the future alter rights of the Stockholders.

         Pursuant to the Merger Agreement, each outstanding share of common stock of Onvantage, par value $0.001 per share (the "ONVANTAGE COMMON STOCK"), will automatically be converted into one share of common stock of Onvantage Delaware, $0.001 par value per share (the "ONVANTAGE DELAWARE COMMON STOCK") upon the Effective Date of the Merger (as defined below). Each stock certificate representing issued and outstanding shares of Onvantage Common Stock will continue to represent the same number of shares of Onvantage Delaware Common Stock. It will not be necessary for the Stockholders to exchange their existing Onvantage stock certificates for Onvantage Delaware stock certificates. The Stockholders may, however, exchange their certificates if they so choose.

         Under Nevada General Corporation Law, the affirmative vote of a majority of the outstanding shares of Onvantage Common Stock is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation.

         The Proposed Reincorporation has been unanimously approved by the Onvantage Board. If approved by the Stockholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Proposed

Reincorporation will become effective upon the filing of the Merger Agreement and/or related documentation with each of Delaware's and Nevada's respective Secretary of State (the "EFFECTIVE DATE OF THE MERGER"). The Onvantage Board intends that the Proposed Reincorporation be consummated as soon as practicable after the date hereof. Nonetheless, the Merger Agreement allows for the Onvantage Board to abandon or postpone the Proposed Reincorporation or to amend the Merger Agreement (except that its principal terms may not be amended without Stockholder approval) either before or after the Stockholders' approval has been obtained and before the Effective Date of the Merger, if circumstances arise causing the Onvantage Board to deem either such action advisable.

SUMMARY TERM SHEET

         This summary highlights selected information included in this Information Statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Merger and the other information contained in this Information Statement, you should read this entire Information Statement carefully, as well as the additional documents to which it refers.

THE MERGER

         Pursuant to the Merger Agreement, Onvantage will be merged with and into Onvantage Delaware, the separate corporate existence of Onvantage will disappear and Onvantage Delaware will remain as the surviving corporation and successor to Onvantage.

THE EFFECT OF THE MERGER

         Upon the Effective Date of the Merger, the separate corporate existence of Onvantage will cease, and Onvantage Delaware, as the surviving corporation and successor to Onvantage, shall:

         o continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

         o be subject to all actions previously taken by the Onvantage Board and the Board of Directors of Onvantage Delaware;

         o succeed, without other transfer, to all of the assets, rights, powers and property of Onvantage Delaware in the manner more fully set forth in Section 259 of the Delaware General Corporation Law;

         o shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and

         o shall succeed, without other transfer, to all of the debts liabilities and obligations of Onvantage Delaware, in the same manner as if Onvantage Delaware itself had incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada General Corporation Law.

MANNER OF CONVERSION OF SECURITIES

         COMMON STOCK. Upon the Effective Date of the Merger, each share of Onvantage Common Stock issued and outstanding immediately before the Effective Date of the Merger shall by virtue of the Merger be converted into and exchanged for one fully paid and nonassessable share of Onvantage Delaware Common Stock.

         WARRANTS TO PURCHASE COMMON STOCK. Upon the Effective Date of the Merger, Onvantage Delaware shall assume the obligations of Onvantage under all warrants to purchase shares of Onvantage Common Stock outstanding and unexercised immediately prior to the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each warrant to purchase shares of Onvantage Common Stock outstanding and unexercised immediately prior to the Effective Date of the Merger shall by virtue of the Merger become a warrant to purchase shares of Onvantage Delaware Common Stock, under the same terms and conditions and at an exercise price per share equal to the exercise price per share of any such warrant at the Effective Date of the Merger.

         OPTIONS TO PURCHASE COMMON STOCK. Upon the Effective Date of the Merger, Onvantage Delaware shall assume the obligations of Onvantage under all options to purchase shares of Onvantage Common Stock outstanding and unexercised immediately prior to the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each option to purchase shares of Onvantage Common Stock outstanding and unexercised immediately prior to the Effective Date of the Merger, shall by virtue of the Merger become an option to purchase shares of Onvantage Delaware, under the same terms and conditions and at an exercise price per share equal to the exercise price per share of any such option at the Effective Date of the Merger.

         CONVERTIBLE DEBT INSTRUMENTS. Upon the Effective Date of the Merger, Onvantage Delaware shall assume the obligations of Onvantage under all debt instruments convertible into shares of Onvantage Common Stock outstanding immediately prior to the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each debt instrument convertible into shares of Onvantage Common stock outstanding immediately prior to the Effective Date of the Merger, shall by virtue of the Merger become a convertible debt instrument to purchase shares of Onvantage Delaware Common Stock, under the same terms and conditions and at a conversion price per share equal to the conversion price per share of any such debt instrument at the Effective Date of the Merger.

OVERVIEW OF THE BUSINESS OF ONVANTAGE

         Onvantage provides marketing and technology solutions that enable companies to deliver branded media and communication services to their customers. The Onvantage solution includes private-label Internet access combined with a Microportal that enables companies to increase customer acquisition, improve customer retention and maximize the value of the customer relationship. The offering is customizable so companies can offer the services and features most important to their customers - under their company's own brand. To create premium solutions, Onvantage has partnered with AT&T, the leading IP network provider, premier merchants and valuable content providers. For more information, visit the Onvantage website at www.onvantage.com (http://www.onvantage.com).

THE PROPOSED REINCORPORATION

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Onvantage Delaware Certificate and the Onvantage Delaware Bylaws, copies of which are attached hereto as EXHIBITS A, B and C, respectively.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         The Onvantage Board believes that the Proposed Reincorporation will be in the best interests of the Company and the Stockholders. Since substantially more public companies are incorporated in Delaware than in Nevada, potential investors, underwriters (if any) and their counsel are more likely to be familiar with the provisions and interpretations of Delaware General Corporation Law than Nevada General Corporation Law. In addition, for many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws, which are periodically updated and revised to meet changing business needs. As the Company plans for the future, the Onvantage Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware General Corporation Law provide a reliable foundation on which the Company's governance decisions can be based. The Company believes that the Stockholders will benefit from the responsiveness of Delaware General Corporation Law to their needs and to those of the corporation they own. Although Nevada General Corporation Law is relatively similar to Delaware General Corporation Law, Delaware General Corporation Law is regarded widely as the most extensive and well-defined body of corporate law in the United States, and there is a lack of predictability under Nevada General Corporation Law resulting from the limited body of case law interpreting Nevada General Corporation Law. This lack of case law may hinder management's ability to determine its responsibilities and alternatives in a given situation. Conversely, Delaware General Corporation Law has reached an advanced stage of development as a result of the large number of corporations (including many public corporations) that are domiciled in Delaware and the numerous interpretive decisions that have been rendered by Delaware's courts. Therefore, the Proposed Reincorporation may improve both potential investors' and potential underwriters' perception of the Company and management's ability to perform its duties.

POSSIBLE DISADVANTAGES

         Despite the unanimous belief of the Onvantage Board that the Proposed Reincorporation is in the best interests of the Company and the Stockholders, it should be noted that Delaware General Corporate Law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders' rights and the powers of management under California General Corporation Law (as applicable), Delaware General Corporation Law and Nevada General Corporation Law, see "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware."

NO CHANGE IN THE MEMBERS OF THE BOARD OF DIRECTORS, BUSINESS, MANAGEMENT, FISCAL YEAR, ASSETS, LIABILITIES OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

         The Proposed Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Information Statement. The Proposed Reincorporation will not result in any change in the members of the Onvantage Board, business, management, fiscal year, assets, liabilities or location of the principal facilities of the Company. At the date hereof, the four current directors of Onvantage, Michael Armand Hammer, David Paul Wiebe, Kenneth Raasch and Anthony Thomopoulos, also are the four directors of Onvantage Delaware. Upon the Effective Date of the Merger, Armand Hammer, David Paul Wiebe, Kenneth Raasch and Anthony Thomopoulos will continue as the four directors of Onvantage Delaware.

         Upon the Effective Date of the Merger, Onvantage Delaware will assume the obligations of Onvantage under currently outstanding warrants and stock options to purchase shares of Onvantage Common Stock and debt instruments convertible into shares of Onvantage Common Stock. Therefore, the Stockholders should note that their approval of the Reincorporation Proposal will also constitute their approval of the assumption by Onvantage Delaware of Onvantage's obligations under those warrants, stock options and debt instruments. In addition, upon the Effective Date of the Merger, Onvantage Delaware will assume and continue all employment and/or consultant arrangements and agreements of Onvantage currently in effect under the terms and subject to the conditions currently in effect. Therefore, the Stockholders should note that their approval of the Reincorporation Proposal will also constitute their approval of the assumption and continuation by Onvantage Delaware of Onvantage's obligations under those arrangements and agreements.

THE CHARTERS AND BYLAWS OF ONVANTAGE AND ONVANTAGE DELAWARE

         The provisions of the Onvantage Delaware Certificate are similar to Onvantage's current Articles of Incorporation, as amended (the "ONVANTAGE ARTICLES"). The provisions of the Onvantage Delaware Bylaws are similar to those of Onvantage's current Bylaws (the "ONVANTAGE BYLAWS"). Some of the material differences between the Onvantage Articles and the Onvantage Delaware Certificate and between the Onvantage Bylaws and the Onvantage Delaware Bylaws are described below. By application to the Company of Section 2115 of California General Corporation Law, Onvantage is a "pseudo-foreign corporation" in California, and, upon the Effective Date of the Merger, Onvantage Delaware will continue to be a "pseudo-foreign corporation" in California, and therefore subject to various provisions of California General Corporation Law. See "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware." Accordingly, whether the Stockholders approve the Merger Agreement and the Merger, and whether the Merger is consummated and the Company pursuant thereto becomes a Delaware corporation, for so long as the Company is such a "pseudo-foreign corporation" in California, certain provisions of California General Corporation Law (the "CALIFORNIA PSEUDO-FOREIGN CORPORATION PROVISIONS") may preempt or modify what otherwise is provided in any of the Onvantage Articles, the Onvantage Bylaws, the Onvantage Delaware Certificate and/or the Onvantage Delaware Bylaws. An asterisk preceding any heading or caption below indicates that the subject matter of such heading or caption, and the provisions of the Onvantage Articles, the Onvantage Delaware Certificate, the Onvantage Bylaws and/or the Onvantage Delaware Bylaws (as the case may be) described under such heading or caption, are preempted, modified and/or otherwise governed by certain provisions of the California General Corporation Law for so long as Onvantage or Onvantage Delaware is deemed a "pseudo-foreign corporation" in California.

         The following discussion of the Onvantage Delaware Certificate and the Onvantage Delaware Bylaws is qualified in its entirety by reference to EXHIBITS B and C attached hereto, respectively.

         SIZE OF BOARD OF DIRECTORS. The Onvantage Bylaws provide that the authorized number of Onvantage's directors shall be no less than two (2) nor more than nine (9) and may be fixed from time to time by action of the Stockholders. Onvantage currently has four (4) authorized directors. The Onvantage Delaware Bylaws provide that the authorized number of directors of Onvantage Delaware may be fixed from time to time by action of the Onvantage board of directors or stockholders. See "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware--Size of Board of Directors" below.

         AUTHORIZED STOCK. The Onvantage Articles authorize one hundred five million (105,000,000) shares of capital stock, $0.001 par value. The Onvantage Delaware Certificate authorizes one hundred ten million (110,000,000) shares of capital stock, $0.001 par value, which consist of one hundred million (100,000,000) shares of Common Stock and five million (5,000,000) shares of Preferred Stock, with the board of directors of Onvantage Delaware (the "ONVANTAGE DELAWARE BOARD") having power to designate and provide for issuance of series of Preferred Stock. The Onvantage Delaware Certificate authorizes the Onvantage Delaware Board to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, without further vote or action by the stockholders of Onvantage Delaware (the "ONVANTAGE DELAWARE STOCKHOLDERS"). The Onvantage Articles currently do not authorize the Onvantage Board to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, without further vote or action by the Stockholders.

         The rights, powers, privileges, preferences and designations of the Company's Common Stock will remain unchanged as a result of the Merger, except insofar as the rights of the holders thereof will be governed by Delaware General Corporation Law (and applicable California General Corporation Law) rather than Nevada General Corporation Law (and applicable California General Corporation Law) upon the Effective Date of the Merger.

         *MONETARY LIABILITY OF DIRECTORS. The Onvantage Articles and the Onvantage Delaware Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation (I.E., Nevada and Delaware, respectively). See "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware--Limitation of Liability."

         *CUMULATIVE VOTING FOR ELECTION OF DIRECTORS. The Onvantage Articles and the Onvantage Bylaws provide rights to the Stockholders to cumulate votes for the election of directors. The Onvantage Delaware Certificate and the Onvantage Delaware Bylaws do not provide rights to the holders of Onvantage Delaware Common Stock to cumulate votes for the election of directors. See "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware--Cumulative Voting."

         VOTING BY BALLOT. The Onvantage Bylaws provide that the election of directors at a stockholders' meeting need not be by ballot. Under Delaware General Corporation Law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Onvantage Delaware Certificate contains no such restriction. In addition, the Onvantage Delaware Bylaws contain no provisions related to the election of directors at a stockholders' meeting by ballot. The holders of Onvantage Delaware Common Stock therefore will be able to demand election by ballot, unless and until the Onvantage Delaware Certificate is amended to provide to the contrary, which would require a majority stockholder vote. In the event that such an amendment occurred, it thereafter could be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

         WRITTEN CONSENT OF STOCKHOLDERS. The Onvantage Delaware Certificate, (but not the Onvantage Articles) prohibits stockholder actions by written consent. The stockholders of Onvantage currently have the ability to take action by written consent without a meeting. The stockholders of Onvantage Delaware upon and after the Effective Date of the Merger will not have the ability to take action by written consent without a meeting. See "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware--Stockholder Actions by Written Consent."

         Additional discussion of certain provisions of the Onvantage Articles, the Onvantage Bylaws, the Onvantage Delaware Certificate and/or the Onvantage Delaware Bylaws (as the case may be) appears below under "Significant Differences Between the Corporation Laws of California (as applicable), Nevada and Delaware."

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA (AS APPLICABLE), NEVADA AND DELAWARE

         Onvantage is a Nevada corporation incorporated under Nevada law. Nevertheless, most of Onvantage's business operations are conducted in California, and, under Section 2115 of the California General Corporation Law ("CALIFORNIA CORPORATE LAW SECTION 2115"), a corporation like Onvantage that is not incorporated under California law is deemed to be a "pseudo-foreign corporation" in California and as such is subject to a broad selection of provisions of the California General Corporation Law if (a) more than half of its business (based on a three-factor formula including property, payroll and sales) is conducted in California and (b) more than half of its voting securities are held of record by persons having addresses within California. By application to the Company of California Corporate Law Section 2115, Onvantage is a "pseudo-foreign corporation" in California, and, upon the Effective Date of the Merger, Onvantage Delaware will be a "pseudo-foreign corporation" in California. Accordingly, whether the stockholders approve the Agreement and Plan of Merger and the Merger, and whether the Merger is consummated and the Company pursuant thereto becomes a Delaware corporation, for so long as the Company is a "pseudo-foreign corporation" in California, the following provisions of California General Corporation Law will apply to the Company:

         Chapter 1 (general provisions and definitions, to the extent applicable to the other provisions listed below);

         Section 301 (annual election of directors);

         Section 303 (removal of directors without cause);

         Section 304 (removal of directors by court proceedings);

         Section 305, subdivision (c) (filling of director vacancies where less than a majority in office elected by shareholders);

         Section 309 (directors' standard of care);

         Section 316 (excluding paragraph (3) of subdivision (a) and paragraph
(3) of subdivision (f)) (liability of directors for unlawful distributions);

         Section 317 (indemnification of directors, officers, and others);

         Sections 500 to 505, inclusive (limitations on corporate distributions in cash or property);

         Section 506 (liability of shareholder who receives unlawful distribution);

         Section 600, subdivisions (b) and (c) (requirement for annual shareholders' meeting and remedy if same not timely held);

         Section 708, subdivisions (a), (b), and (c) (shareholder's right to cumulate votes at any election of directors);

         Section 710 (supermajority vote requirement);

         Section 1001, subdivision (d) (limitations on sale of assets);

         Section 1101 (provisions following subdivision (e)) (limitations on mergers);

         Chapter 12 (commencing with Section 1200) (reorganizations);

         Chapter 13 (commencing with Section 1300) (dissenters' rights);

         Sections 1500 and 1501 (records and reports);

         Section 1508 (action by Attorney General); and

         Chapter 16 (commencing with Section 1600) (rights of inspection).

         For so long as the Company is a "pseudo-foreign corporation" in California, which it will be upon the Effective Date of the Merger if the Stockholders approve the Merger and the Merger is consummated, pursuant to California Corporate Law Section 2115, the California Pseudo-Foreign Corporation Provisions will continue to apply to the Company as Onvantage Delaware, a Delaware corporation. The California Pseudo-Foreign Corporation Provisions will cease to apply to the Company, as Onvantage, a Nevada corporation, or as Onvantage Delaware, a Delaware corporation, if (a) half or less of the Company's business (based on a three-factor formula including property, payroll and sales) is conducted in California, or (b) half or fewer of the Company's voting securities are held of record by persons having addresses within California, or
(c) the Company has outstanding securities listed on the New York Stock Exchange or the American Stock Exchange or has outstanding securities designated as qualified for trading as a national market security on the National Association of Securities Dealers Automatic Quotation system (or any successor national market system) if the Company has at least eight hundred (800) holders of its equity securities as of the record date of its most recent annual meeting of stockholders, or (d) all of the Company's voting securities (other than directors' qualifying shares) are owned directly or indirectly by a corporation or corporations that are not "pseudo-foreign corporations" in California.

         Nevada General Corporation Law and Delaware General Corporation Law differ in various respects. It is not practical to summarize all of such differences in this Information Statement, but some of the principal differences that could materially affect the rights of stockholders are discussed below. The Merger, if consummated, will have no effect on the application pursuant to California Corporate Law Section 2115 of the California Pseudo-Foreign Corporation Provisions to the Company. For so long as Onvantage or Onvantage Delaware (as the case may be) is a "pseudo-foreign corporation" in California under California Corporate Law Section 2115, the California Pseudo-Foreign Corporation Provisions will continue to apply to Onvantage or Onvantage Delaware (as the case may be). If at any time Onvantage ceases to be a "pseudo-foreign corporation" in California under California Corporate Law Section 2115, then the California Pseudo-Foreign Corporation Provisions will cease to apply to Onvantage, and the relevant provisions of the Nevada General Corporation Law will apply to Onvantage. If the Merger is consummated and at any time thereafter Onvantage Delaware ceases to be a "pseudo-foreign corporation" in California under California Corporate Law Section 2115, then the California Pseudo-Foreign Corporation Provisions will cease to apply to Onvantage Delaware, and the relevant provisions of Delaware General Corporation Law will apply to Onvantage Delaware.

         Consistent with the foregoing, in each of the sections below, if the California Pseudo-Foreign Corporation Provisions apply to the Company with respect to the subject matter of such section, a description of the relevant California Pseudo-Foreign Corporation Provisions is included in such section. In addition, the headings or captions of such sections are preceded with an asterisk. If the California Pseudo-Foreign Corporation Provisions do not apply to the Company with respect to the subject matter of any section below, that section does not include a description of any California law, and the heading or caption of that section is not preceded with an asterisk.

         Throughout the discussion below, the California General Corporation Law is referred to as the "CALIFORNIA CORPORATE LAW," the Nevada General Corporation Law is referred to as the "NEVADA CORPORATE LAW," and Delaware General Corporation Law is referred to as the "DELAWARE CORPORATE LAW."

         ADOPTING, AMENDING OR REPEALING BYLAWS.

                  NEVADA. Subject to the bylaws, if any, adopted by the stockholders of a Nevada corporation, Nevada Corporate Law permits the directors of a Nevada corporation to make the bylaws of the corporation. Even if the bylaws confer this power on the board of directors, the stockholders also have the power to adopt, amend or repeal bylaws. The Onvantage Bylaws provide that the power to amend, alter and repeal the Onvantage Bylaws and to make new Bylaws shall be vested in the Board of Directors (except for changes to Bylaws specifying or changing the fixed number of directors), subject to the Bylaws, if any, adopted by the Stockholders.

                  DELAWARE. Delaware Corporate Law provides that stockholders entitled to vote and the board of directors of a Delaware corporation shall have the power to adopt new bylaws or amend or repeal the corporation's current bylaws. The Onvantage Delaware Bylaws do not vest power in the board to make, alter, amend, change, add to or repeal the Onvantage Delaware Bylaws (without the assent or vote of the stockholders of Onvantage Delaware). An amendment to the Onvantage Delaware Certificate could vest power in the board of directors to make, alter, amend, change, add to or repeal the Onvantage Delaware Bylaws (without the assent or vote of the stockholders of Onvantage Delaware).

         SIZE OF BOARD OF DIRECTORS.

                  NEVADA. Under Nevada Corporate Law, a Nevada corporation must have at least one (1) director, and a Nevada corporation may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors within a fixed minimum and maximum and for the manner in which the number of directors may be increased or decreased. If a Nevada corporation's articles of incorporation or bylaws so provide, Nevada Corporate Law permits a Nevada corporation's board of directors to change the initial number or range of directors by amendment of the corporation's bylaws or by resolution. The Onvantage Bylaws provide that the number of Onvantage's directors shall be at not less than two (2) nor more than nine (9) and that such number may be fixed from time to time by action of the Stockholders, or, if such number is not fixed, then such number shall be between two (2) and nine (9). The Onvantage Bylaws also provide that the number of Onvantage's directors may be increased or decreased by action of the Stockholders.

                  DELAWARE. Delaware Corporate Law provides that a Delaware corporation must have at least one (1) director and that a Delaware corporation may provide in its certificate of incorporation or bylaws for a fixed number of directors. Under Delaware Corporate Law, a Delaware corporation's board of directors alone may change the authorized number or range of directors by amendment of the corporation's bylaws, unless otherwise prohibited by the corporation's certificate of incorporation (in which case a change in the number of directors may be made only upon approval by the stockholders). The Onvantage Delaware Bylaws currently provide that the authorized number of the directors of Onvantage Delaware may be fixed from time to time by resolution of the board of directors or of the stockholders at the annual meeting or at any special meeting called for that purpose.

         *ANNUAL MEETINGS OF THE STOCKHOLDERS.

                  CALIFORNIA. California Corporate Law provides that an annual meeting of the stockholders will be held for the election of directors on a date and at a time stated in or fixed in accordance with the corporation's bylaws. It further provides that, if there is a failure to hold the annual meeting of the stockholders for a period of sixty (60) days after the date designated therefor or, if no date has been designated, for a period of fifteen (15) months after the organization of the corporation or after its last annual meeting of the stockholders, then the superior court of the proper county may summarily order a meeting of the stockholders to be held upon the application of any stockholder after notice to the corporation giving it an opportunity to be heard. The court may issue such orders as may be appropriate, including, without limitation, orders designating the time and place of such meeting, the record date for determination of stockholders entitled to vote and the form of notice of such meeting. See "Annual Election of Directors--California" below.

                  NEVADA. Nevada Corporate Law provides that, unless otherwise provided in the corporation's bylaws, the corporation's board of directors has the authority to set the date, time and place for the annual meeting of the stockholders. The Onvantage Bylaws provide that the annual meeting of the Stockholders shall be held on the fourth Friday of May of each year, or at such other time as may be fixed by the Board of Directors of Onvantage. See "Annual Election of Directors--Nevada" below.

                  DELAWARE. Delaware Corporate Law provides that, unless directors are elected by written consent in lieu of an annual meeting of the stockholders, an annual meeting of the stockholders shall be held for the election of directors on a date and at a time designated by or in the manner provided in the corporation's bylaws. It further provides that, if there is a failure to hold the annual meeting of the stockholders or to take action by written consent to elect directors in lieu of an annual meeting of the stockholders for a period of thirty (30) days after the date designated for the annual meeting, or if no date has been designated for a period of thirteen (13) months after the latest to occur of the organization of the corporation, its last annual meeting of the stockholders or the last action by written consent to elect directors in lieu of an annual meeting of the stockholders, then the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. In such event the Court of Chancery may issue such orders as may be appropriate, including, without limitation, orders designating the time and place of such meeting, the record date for determination of stockholder entitled to vote and the form of notice of such meeting. The Onvantage Delaware Bylaws provide that annual meetings of the stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors or the Chief Executive Officer of Onvantage Delaware and stated in the notice of the meeting.

         *ANNUAL ELECTION OF DIRECTORS.

                  CALIFORNIA. California Corporate Law provides that, at each annual meeting of the stockholders, directors shall be elected to hold office until the next annual meeting of the stockholders. See "Annual Meetings of the Stockholders--California" above.

                  NEVADA. Nevada Corporate Law provides that directors of every Nevada corporation must be elected at the annual meeting of the stockholders. See "Annual Meetings of the Stockholders--Nevada" above. Nevada Corporate Law also provides that, if any Nevada corporation fails to elect directors within eighteen (18) months after the last election of directors, then the district court has jurisdiction in equity, upon application of any one or more stockholders holding stock entitling them to exercise at least fifteen percent (15%) of the corporation's voting power, to order the election of directors. The application must be made by petition filed in the county where the registered office of the corporation is located and must be brought on behalf of all stockholders desiring to be joined in it. Such notice must be given to the corporation and the stockholders as the court may direct.

                  DELAWARE. See "Annual Meeting of the Stockholders--Delaware" above.

         *CUMULATIVE VOTING.

                  CALIFORNIA. Under California Corporate Law, if any stockholder has given notice of such stockholder's intention to cumulate votes for the election of directors, any other stockholder of the corporation also is entitled to cumulate such stockholder's votes at such election, unless a majority of the stockholders and board of directors have eliminated the power to cumulate votes.

                  NEVADA. Under Nevada Corporate Law, cumulative voting for the election of directors is not mandatory and not allowed unless specifically provided for in a corporation's articles of incorporation. The Onvantage Articles provides for cumulative voting.

                  DELAWARE. Under Delaware Corporate Law, cumulative voting for the election of directors is not mandatory and not allowed unless specifically provided for in a corporation's certificate of incorporation. The Onvantage Delaware Certificate does not provide for cumulative voting.

         STOCKHOLDER ACTIONS BY WRITTEN CONSENT.

                  NEVADA. Under Nevada Corporate Law, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that, if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Neither the Onvantage Articles nor the Onvantage Bylaws contains a prohibition on the taking of stockholder actions by written consent.

                  DELAWARE. Under Delaware Corporate Law, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. The Onvantage Delaware Certificate contains a prohibition on the taking of stockholder actions by written consent.

         *INSPECTION OF STOCKHOLDERS LIST.

                  CALIFORNIA. California Corporate Law allows any stockholder to inspect the stockholders list for a purpose reasonably related to such person's interest as a stockholder. California Corporate Law also gives an absolute right to inspect and copy the corporation's stockholders list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares and by stockholders holding an aggregate of one percent (1%) or more of a corporation's voting shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors.

                  NEVADA. Nevada Corporate Law provides that any stockholder of record of a Nevada corporation who has held his shares of such corporation for more than six (6) months and stockholders of a Nevada corporation holding at least five percent (5%) of such corporation's outstanding shares have the right during the corporation's usual hours for business to inspect for any proper purpose the corporation's stock ledger and to make extracts therefrom. It also provides that a Nevada corporation may condition such inspection right upon delivery of a written affidavit stating that the inspection is not desired for any purpose not related to the stockholder's interest in the corporation.

                  DELAWARE. Delaware Corporate Law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten
(10) day period preceding a stockholders' meeting for any purpose germane to the meeting. Delaware Corporate Law contains no provisions, however, that are comparable to the absolute right of inspection provided by California Corporate Law to certain stockholders. See "Inspection of Stockholders List--California" above. Notwithstanding the foregoing, the Onvantage Delaware Bylaws provide that the officer of Onvantage Delaware in charge of the stock ledger of Onvantage Delaware or the transfer agent of Onvantage Delaware shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Onvantage Delaware Bylaws also provide (a) that such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days before the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting; and (b) that such list also shall be produced and kept at the place of the meeting during the whole time of the meeting and may be inspected by any stockholder who is present at the meeting in person.

         *OTHER REPORTS AND RECORDS AND THEIR INSPECTION AND DISTRIBUTION.

                  CALIFORNIA. California Corporate Law provides that each corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its stockholders, board and committees of the board and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each. It also provides that such minutes shall be kept in written form and that such other books and records shall be kept either in written form or in any other form capable of being converted into written form. California General Corporation Law provides for inspection of such books and records by a shareholder for a purpose reasonably related to such shareholder's interest as a shareholder and by a director as an absolute right. California Corporate Law also provides that a corporation's board of directors shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of the corporation's fiscal year, unless in the case of a corporation with less than one hundred (100) holders of record of its shares this requirement is expressly waived in the corporation's bylaws. Such report must be sent to the stockholders at least fifteen (15) (or, if sent by third-class mail, thirty-five
(35)) days before the annual meeting of the stockholders to be held during the next fiscal year, but this requirement will not limit the requirement for holding an annual meeting of the stockholders. In addition to such financial statements, if the corporation has one hundred (100) or more stockholders of record and is either not subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934 or is exempted from those requirements, then the corporation must provide certain additional information to the stockholders. California Corporate Law also provides that, if no annual report for the last fiscal year has been sent to the stockholders, then the corporation shall, upon the written request of any stockholder made more than one hundred twenty (120) days after the close of that fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the above-referenced financial statements. California Corporate Law also provides that a stockholder or stockholders holding at least five percent (5%) of the outstanding shares of any class of a corporation may make a written request to the corporation for an income statement of the corporation for the three (3) month, six (6) month or nine (9) month period of the current fiscal year ended more than thirty (30) days before the date of the request and a balance sheet of the corporation as of the end of the period and, in addition, if no annual report for the last fiscal year has been sent to the stockholders, the above-referenced financial statements for the last fiscal year. The statement must be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements must be kept on file in the principal office of the corporation for twelve (12) months, and it must be exhibited at all reasonable times to any stockholder demanding an examination of the statements or a copy shall be mailed to the stockholder. California Corporate Law also provides that the superior court of the proper county shall enforce the corporation's duty of making and mailing or delivering the above-referenced information and financial statements and, for good cause shown, may extend the time therefor. These rights apply so long as a corporation retains its principal office in California, and in the case of the annual reports, such rights also apply if the corporation customarily holds board of director meetings in California.

                  NEVADA. Nevada Corporate Law provides that any person who has been a stockholder of record of any Nevada corporation and owns not less than fifteen percent (15%) of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least fifteen percent (15%) of all its issued and outstanding shares, upon at least five (5) days' written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. This right of the stockholders may not be limited in the corporation's articles of incorporation or bylaws, but the right may be denied to any stockholder upon his refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to his interest in the corporation as a stockholder. Nevada Corporate Law provides that any stockholder or other person exercising this right who uses or attempts to use information, documents, records or other data obtained from the corporation for any purpose not related to the stockholder's interest in the corporation as a stockholder is guilty of a gross misdemeanor. Nevada Corporate Law provides that none of the requirements described above in this paragraph applies to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement.

                  DELAWARE. Delaware Corporate Law provides that any stockholder of a Delaware corporation, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's books and records and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, such demand must be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. Delaware Corporate Law also provides that, if the corporation or an officer or agent thereof refuses to permit an inspection sought by a stockholder or attorney or other agent acting for the stockholder or does not reply to the demand within five (5) business days after the demand has been made, then the stockholder may apply to the Court of Chancery for an order to compel such inspection.

         POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS.

                  NEVADA. Under Nevada Corporate Law, special meetings of stockholders may be held in the manner provided in the bylaws of a corporation. The Onvantage Bylaws provide that special meetings of the Stockholders may be called by any two (2) Onvantage's directors or by certain officers of Onvantage.

                  DELAWARE. Under Delaware Corporate Law, special meetings of stockholders may be called by the board of directors or by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws. The Onvantage Delaware Bylaws provide that special meetings of the Stockholders Delaware may be called only at the request of a majority of the Board of Directors of Onvantage Delaware. The Onvantage Delaware Certificate contains no provision concerning the calling of special meetings of the Onvantage Delaware stockholders.

         *STOCKHOLDER VOTING.

                  CALIFORNIA. California Corporate Law generally requires that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. California Corporate Law contains an exception to its voting requirements for reorganizations where stockholders or the corporation itself, or both, immediately before the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. California Corporate Law also requires that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. With certain exceptions, California Corporate Law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding.

                  California Corporate Law also requires that each share of the same class or series of any constituent corporation to a merger (other than the cancellation of shares held by a constituent corporation or its parent or a wholly owned subsidiary of either in another constituent corporation) shall, unless all stockholders of the class or series consent, and except with respect to fractional shares, be treated equally with respect to any distribution of cash, rights, securities or other property pursuant to such merger.

                  California Corporate Law also requires that the holders of nonredeemable common stock of a California corporation receive nonredeemable common stock in connection with a merger of such corporation with another corporation holding more than fifty percent (50%) but less than ninety percent (90%) of the common stock of such corporation or with an affiliate of such holding corporation unless all of the holders of such corporation's common stock consent to the transaction. This provision of California Corporate Law may have the effect of making a "cash-out" merger by a majority stockholder more difficult to accomplish.

                  California Corporate Law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the stockholders must be delivered to stockholders. Such fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least one hundred
(100) persons or to a transaction that has been qualified under California state securities laws. California Corporate Law also provides that, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days before the date of acceptance of the interested party's proposal, then the stockholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw tendered shares.

                  California Corporate Law also provides that, in connection with a California corporation's sale, lease, conveyance, exchange, transfer or other disposition of all or substantially all of its assets (or such public or private sale thereof pursuant to a dissolution of such corporation), if the acquiring party is in control of or under common control with the disposing corporation, then the principal terms of the sale or disposition must be approved by at least ninety percent (90%) of the voting power of the disposing corporation unless the disposition is to a domestic or foreign corporation or other business entity in consideration of the non-redeemable common shares or non-redeemable equity securities of the acquiring party or its parent.

                  NEVADA. Under Nevada Corporate Law, approval of mergers and consolidations and of sales, leases or exchanges of all of the property or assets of a Nevada corporation requires the approval of the holders of a majority of the outstanding shares entitled to vote, except that no vote of stockholders of the corporation surviving a merger is necessary if (a) the merger does not amend the articles of incorporation of the corporation, (b) each outstanding share immediately before the merger is to be an identical share after the merger, (c) the number of voting shares outstanding after the merger plus those initially issuable on conversion of other securities issued in the merger does not exceed twenty percent (20%) of the voting shares of the corporation immediately before the merger, and (d) the number of shares having the right to participate in dividends and distributions after the merger plus those initially issuable on conversion of other securities issued in the merger does not exceed twenty percent (20%) of the shares having the right to participate in dividends and distributions immediately before the merger. Subject to any provision of the bylaws to the contrary, no stockholder approval is required for the issue of shares by an acquiring corporation in a share-for-share exchange, asset purchase or merger of a subsidiary corporation into the parent corporation. The Onvantage Bylaws contain no provisions regarding such transactions.

                  DELAWARE. Delaware Corporate Law generally requires that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. Delaware Corporate Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately before the merger. Delaware Corporate Law also requires that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. Delaware Corporate Law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

         AMENDMENT OF ARTICLES OF INCORPORATION.

                  NEVADA. Under Nevada Corporate Law, amendments to the articles of incorporation of a Nevada corporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless a greater proportion of the voting power is required in the articles of incorporation of such corporation. Further, if any amendment to the articles of incorporation of a Nevada corporation alters or changes any preference or any relative or other right of any class or series of shares of such corporation's capital stock outstanding, then such amendment must be approved by a majority vote of the affected class or series of capital stock. Subject to any bylaw adopted by the vote of a majority of the shares of capital stock of a Nevada corporation entitled to vote thereon, such corporation's board of directors has the power to alter the Onvantage Bylaws.

                  DELAWARE. In general, Delaware Corporate Law requires an amendment to a certificate of incorporation to be approved by a majority of the outstanding stock entitled to vote thereon. In addition, a separate class vote is required if the amendment would:

                  1. Increase or decrease the aggregate number of authorized shares of such class.

                  2. Increase or decrease the par value of the shares of such class.

                  3. Alter or change the powers and rights of such class so as to affect them adversely.

         Notwithstanding the foregoing, Delaware Corporate Law allows the number of authorized shares of a class to be increased or decreased by the affirmative vote of holders of a majority of the stock of the corporation (without class voting) if the certificate of incorporation so provides (and such provision was adopted by the affirmative vote of holders of a majority of such class). Onvantage Delaware's Certificate of Incorporation does so provide.

         *SUPERMAJORITY PROVISIONS.

                  CALIFORNIA. California Corporate Law permits a California corporation to specify a supermajority vote requirement for approval of certain transactions by stockholders. If a California corporation has one hundred (100) or more stockholders, however, an amendment to its articles of incorporation for the purpose of including therein a supermajority voting requirement must be approved by the same proportion of the outstanding shares as the supermajority vote provision requires. A supermajority vote provision may not require a vote in excess of sixty-six and two-thirds percent (66-2/3%). Additionally, any supermajority provision automatically becomes inoperative after two (2) years, unless renewed by another stockholder vote.

                  NEVADA. Nevada Corporate Law permits a Nevada corporation to specify in its articles of incorporation or bylaws a supermajority vote requirement for approval of certain transactions by stockholders. The Onvantage Articles and the Onvantage Bylaws contain no supermajority voting provisions.

                  DELAWARE. Delaware Corporate Law permits a Delaware corporation to specify in its certificate of incorporation a supermajority vote requirement for approval of certain transactions by stockholders. The Onvantage Delaware Certificate contains no supermajority voting provisions.

         CLASSIFIED BOARD OF DIRECTORS

                  A classified board is a board of directors on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes a change in the composition of the board of directors and a potential change in control of a corporation a lengthier and more difficult process.

                  NEVADA. Nevada Corporate Law permits a corporation to classify its board of directors, provided that at least one-fourth (1/4) of the total number of directors is elected annually. Neither the Onvantage Articles nor the Onvantage Bylaws provides for a classified Board of Directors.

                  DELAWARE. Delaware Corporate Law permits a Delaware corporation to classify its board of directors into as many as three classes. Neither the Onvantage Delaware Certificate nor the Onvantage Delaware Bylaws provides for a classified Board of Directors.

         *REMOVAL OF DIRECTORS.

                  CALIFORNIA. California Corporate Law provides that the superior court of the proper county may, at the suit of stockholders holding at least ten percent (10%) of the number of outstanding shares of any class, remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from reelection any director so removed for a period prescribed by the court.

                  NEVADA. Under Nevada Corporate Law, any director of a Nevada corporation may be removed by the vote of the holders of not less than two-thirds (2/3) of the voting stock, subject to specific provisions concerning the vote needed to remove individual directors of a Nevada corporation having cumulative voting or classes or series of shares entitled to elect one or more directors. The Onvantage Bylaws provide that any or all of the directors of Onvantage may be removed for cause or without cause in accordance with the provisions of Nevada Corporate Law.

                  DELAWARE. Under Delaware Corporate Law, the stockholders of a Delaware corporation holding a majority of the outstanding shares entitled to vote for directors may remove a director with or without cause, except in cases involving classified boards or where cumulative voting is permitted. The Onvantage Delaware Bylaws provide that, unless otherwise restricted by Delaware Corporate Law or the Onvantage Delaware Certificate, any director or the entire Board of Directors of Onvantage Delaware may be removed with or without cause by the holders of at least a majority of the shares entitled to vote at an election of the directors of Onvantage Delaware; provided, however, that so long as Onvantage Delaware is subject to section 2115 of California Corporate Law, in order to remove an individual director, since there is cumulative voting, the director may not be removed without cause if the votes cast against such removal would be sufficient to elect such director if they voted cumulatively in an election of the entire board of directors the Onvantage Delaware Certificate contains no restrictions on the removal of directors.

         *FILLING VACANCIES ON THE BOARD OF DIRECTORS.

                  CALIFORNIA. California Corporate Law provides that, if, after the filling of any vacancy in the board of directors by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, then (a) any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of the stockholders, or (b) the superior court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of the stockholders, to be held to elect the entire board of directors, and the term of office of any director shall terminate upon that election of a successor.

                  NEVADA. Under Nevada Corporate Law, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even though less than a quorum. The Onvantage Bylaws provide that, in the interim between elections of directors by the Stockholders, newly created directorships and any vacancies in the Board of Directors of Onvantage, may be filled by the unanimous vote of a majority of the remaining directors then in office or by an affirmative vote of the majority of remaining directors at a meeting held pursuant to proper notice or waivers of notice. Vacancies resulting from the removal of directors must be filled by the stockholders.

                  DELAWARE. Under Delaware Corporate Law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum), unless (a) otherwise provided in the corporation's certificate of incorporation or bylaws, or (b) the certificate of incorporation directs that a particular class is to elect the director, in which case any other director elected by that class, or a sole remaining director, must fill the vacancy. The Onvantage Delaware Bylaws provide that vacancies may be filled by a majority of the remaining directors of Onvantage Delaware, though less than a quorum, or by a sole remaining director, unless otherwise provided in the Onvantage Delaware Certificate. The Onvantage Delaware Certificate contains no such provision.

         LOANS TO OFFICERS AND EMPLOYEES.

                  NEVADA. Under Nevada Corporate Law, a Nevada corporation may make loans to, guarantee the obligation of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who also are officers or employees) when such action, in the judgment of the directors, reasonably may be expected to benefit the corporation. Nevada Corporate Law contains no specific provision concerning or prohibition against loans or guarantees made by a Nevada corporation for the benefit of a director or officer of the corporation. See "Interested Director Transactions--Nevada" below.

                  DELAWARE. Under Delaware Corporate Law, a Delaware corporation may lend money to, or guarantee any obligation incurred by, its directors or officers if, in the judgment of its board of directors, the loan or guarantee reasonably may be expected to benefit the corporation. See "Interested Director Transactions--Delaware" below.

         *DIRECTORS' STANDARD OF CARE.

                  CALIFORNIA. California Corporate Law provides that a director shall perform the duties of a director, including duties as a member of any committee of the board of directors upon which the director may serve, in good faith, in a manner that such director believes to be in the best interest of the corporation and its stockholders and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under the circumstances. California Corporate Law also provides that, in performing the duties of a director, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (a) one or more officers or employees of the corporation whom the director believes to be reliable and competent in the matters presented, (b) counsel, independent accountants or other persons as to matters that the director believes to be within such person's professional or expert competence and (c) a committee of the board of directors upon which the director does not serve, as to matters within its designated authority, which committee the director believes to merit confidence, so long as, in any such case specified in clauses (a) through (c) above, the director acted in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted. See also "Limitation of Liability--California" below.

                  NEVADA. Nevada Corporate Law provides that directors and officers of a Nevada corporation shall exercise their powers in good faith and with a view to the interests of the corporation. In performing their respective duties under Nevada Corporate Law, directors and officers are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (a) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented, (b) counsel, public accountants or other persons as to matters reasonably believed to be within the preparer's or presenter's professional or expert competence or (c) a committee on which the director or officer relying thereon does not serve, established pursuant to Nevada Corporate Law, as to matters within the committee's designated authority and matters on which the committee is reasonably believed to merit confidence, but a director or officer is not entitled to rely on such information, opinions, reports, books of account or statements if he has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted. Nevada Corporate Law also provides that, in exercising their respective powers with a view to the interests of the corporation, directors and officers may consider: (i) the interests of the corporation's employees, suppliers, creditors and customers, (ii) the economy of the state and nation, (iii) the interests of the community and of society and
(iv) the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. See also "Limitation of Liability--Nevada" below.

                  DELAWARE. Under Delaware Corporate Law, a member of the board of directors, or a member of any committee designated by the board of directors, of a Delaware corporation shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation. See also "Limitation of Liability--Delaware" below.

         *LIMITATION OF LIABILITY.

                  CALIFORNIA. California Corporate Law does not permit the elimination of monetary liability of a director for, and California Corporate Law provides that directors of a corporation who approve any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of all of the creditors or stockholders of the corporation entitled to institute suit for: (a) the making of any distribution to the corporation's stockholders to the extent that it is contrary to the provisions of California Corporate Law and/or (b) the distribution of assets to the stockholders after institution of dissolution proceedings of the corporation, without paying or adequately providing for all known liabilities of the corporation, excluding any claim not filed by creditors within the time limit set by a court in a notice given to creditors under various provisions of California Corporate Law. California Corporate Law provides that a director who is present at a meeting of the board of directors or any committee thereof at which any action specified in clauses (a) or (b) above is taken and who abstains from voting shall be considered to have approved that action.

                  NEVADA. Under Nevada Corporate Law, a Nevada corporation may include in its articles of incorporation a provision that would, subject to the limitations described below, limit or eliminate the personal liability of directors and officers to the corporation and its stockholders for damages for breaches for their fiduciary duty. Under Nevada Corporate Law, a provision in the articles of incorporation of a Nevada corporation may not, however, eliminate or limit the liability of a director or officer for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or the payment of distributions in violation of Nevada Corporate Law governing distributions. The Onvantage Articles provide that the personal liability of the directors and officers of Onvantage is eliminated to the fullest extent permitted by Nevada Corporate Law.

                  DELAWARE. Under Delaware Corporate Law, a Delaware corporation may include in its certificate of incorporation a provision that would, subject to the limitations described below, limit or eliminate directors' liability for monetary damages for breaches of their fiduciary duty of care. Under Delaware Corporate Law, a director's liability cannot be limited or eliminated:

         o    for breaches of the duty of loyalty;

         o for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

         o for the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions; or

         o for transactions from which such director derived an improper personal benefit.

In addition, the limitation of liability provisions may not limit a director's liability for violation of, or otherwise relieve a Delaware corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission. The Onvantage Delaware Certificate provides that, to the fullest extent permitted by Delaware Corporate Law, as the same exists or may be amended, a director of Onvantage Delaware shall not be personally liable to Onvantage Delaware or its stockholders for monetary damages for breach of fiduciary duty as director.

         *INDEMNIFICATION.

                  CALIFORNIA. California Corporate Law permits indemnification of a corporation's officers, directors, employees and other agents when an individual has defended successfully an action on the merits. Under California Corporate Law, expenses incurred by an officer or director in defending an action may be paid in advance by the corporation, if such director or officer undertakes to repay such amounts if it ultimately is determined that such director or officer is not entitled to indemnification. In addition, California Corporate Law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents, whether or not the corporation would have the power to indemnify against the liability covered by the insurance policy. California Corporate Law permits a corporation to provide rights to indemnification beyond those provided in California Corporate Law to the extent that such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions that make mandatory the permissive indemnification provided by California Corporate Law.

                  NEVADA. Nevada Corporate Law provides that a Nevada corporation may indemnify any person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, other than in an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in any such capacity for another enterprise; provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. For actions or suits by or in the right of the corporation, Nevada Corporate Law provides that a person may be indemnified if he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that in such an action or suit by or in the right of the corporation, the corporation may not indemnify a person for any claim, issue or matter as to which the person has been adjudged by a court, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnification. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of the matter or any claim, issue or matter therein, the corporation must indemnify him or her against all expenses, including attorneys' fees actually and reasonably incurred in the defense. The Nevada Corporation Law provides that the determination of whether indemnification is proper must be made by the stockholders; by the board of directors by a vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; or by independent legal counsel if a majority of a quorum of directors who were not parties so orders or if a quorum of directors who were not parties cannot be obtained.

                  The Onvantage Articles provide (a) that Onvantage shall, to the fullest extent permitted by Nevada Corporate Law, as the same may be amended and supplemented, indemnify all persons whom it shall have power to indemnify under Nevada Corporate Law, as the same may be amended and supplemented, from and against all of the expenses, liabilities or other matters referred to in or covered by Nevada Corporate Law; (b) that the indemnification provided for in the Onvantage Articles shall not be deemed exclusive of any other right to which a person indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions of such person in such person's official capacity and as to actions of such person in another capacity while holding such office; (c) that the indemnification provided for in the Onvantage Articles shall continue as to a person who has ceased to be a director, officer, employee or agent of Onvantage, or to a person who has ceased to serve at the request of Onvantage as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  DELAWARE. Delaware Corporate Law contains indemnification provisions that are similar to the indemnification provisions contained in Nevada Corporate Law, except that, in certain instances, Delaware Corporate Law possibly is less favorable to the indemnitee than Nevada Corporate Law. The Onvantage Delaware Certificate provides that each person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation for any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

                  The Onvantage Delaware bylaws contain additional indemnification protections.

         *DIVIDENDS AND REPURCHASES OF SHARES.

                  CALIFORNIA. California Corporate Law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Under California Corporate Law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately before the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one-fourth (1-1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or one and one-fourth (1-1/4) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two (2) fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis. California Corporate Law also provide that neither a corporation nor any of its subsidiaries shall make any distribution to the corporation's stockholders if the corporation or the subsidiary making the distribution is, or as a result thereof would be, likely to be unable to meet its liabilities (except those whose payment is otherwise adequately provided for) as they mature. Under California Corporate Law, any stockholder who receives any distribution prohibited by California Corporate Law with knowledge of facts indicating the impropriety thereof is liable to the corporation for the benefit of all of the creditors or stockholders of the corporation entitled to institute an action under California Corporate Law for the amount so received by the stockholder with interest thereon at the legal rate on judgments until paid, but not exceeding the liabilities of the corporation owed to non-consenting creditors at the time of the violation and the injury suffered by non-consenting stockholders, as the case may be.

                  NEVADA. Under Nevada Corporate Law, a Nevada corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) if, immediately after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the ordinary course of business, or the corporation's total assets would be less than its total liabilities, plus the amount that would be needed if the corporation were dissolved at the time of the distribution, to satisfy senior preferential rights.

                  DELAWARE. The concepts of par value, capital and surplus are retained under Delaware Corporate Law. Delaware Corporate Law permits a corporation to declare and pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware Corporate Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

         INTERESTED DIRECTOR TRANSACTIONS.

                  NEVADA. Nevada Corporate Law provides that a contract or transaction between a Nevada corporation and one or more of its directors or officers, or between a Nevada corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because the common or interested director or officer was present, participates or votes at the board or board committee meeting or joins in the execution of the written consent that authorizes the contract or transaction, if any one of the following circumstances exists:

         o the fact of the common directorship, office or financial interest is known to the board or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the common or interested director;

         o the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power;

         o the fact of the common directorship, office or financial interest is not known to the director as of the time the transaction is brought before the board of directors for action; or

         o the contract or transaction is fair as to the corporation at the time that it is authorized or approved.

                  DELAWARE. Under Delaware Corporate Law, any contract or transaction between a Delaware corporation and one or more of its directors or officers, or between a Delaware corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, is not void or voidable solely for that reason, or solely because the interested director or officer was present at or participates in the board or board committee meeting that authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:

         o the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the number of disinterested directors is less than a quorum; or

         o the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or known to the stockholder entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         o the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

         STOCKHOLDER DERIVATIVE SUITS.

                  NEVADA. Under Nevada Corporate Law, to commence a derivative action on behalf of a Nevada corporation against such corporation's officers or directors, the plaintiff must have been a stockholder of the Nevada corporation at the time of the transaction of which he complains, or his stock in the Nevada corporation must have devolved upon him thereafter by operation of law.

                  DELAWARE. Under Delaware Corporate Law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

         DISSOLUTION.

                  NEVADA. Under Nevada Corporate Law, the board of directors of a Nevada corporation that has issued stock must recommend dissolution to the stockholders, and the stockholders must approve dissolution, in order for such Nevada corporation to dissolve.

                  DELAWARE. Under Delaware Corporate Law, unless the board of directors of a Delaware corporation approves the proposal to dissolve, the dissolution must be approved by stockholders holding one hundred percent (100%) of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware Corporate Law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Onvantage Delaware Certificate contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Onvantage Delaware that previously had been approved by Onvantage Delaware's Board of Directors.

         RESTRICTIONS ON BUSINESS COMBINATIONS/CORPORATE CONTROL.

                  NEVADA AND DELAWARE. Both Nevada Corporate Law and Delaware Corporate Law contain provisions restricting the ability of a corporation to engage in business combinations with an "interested stockholder." Under Delaware Corporate Law, except under certain circumstances, a corporation is not permitted to engage in a business combination with any "interested stockholder" for three (3) years following the date on which such stockholder became an "interested stockholder." Similarly, Nevada Corporate Law does not permit business combinations with an "interested stockholder" for three (3) years following the date on which such stockholder became an "interested stockholder" without approval of the board of directors. Nevada Corporate Law defines an interested stockholder, generally, as a person who owns ten percent (10%) or more, rather than fifteen percent (15%) or more as defined by Delaware Corporate Law, of the outstanding shares of the corporation's voting stock.

                  In addition, Nevada Corporate Law generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Acquiring person" means (subject to certain exceptions) any person who individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in the issuing corporation. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise
(i) one-fifth (1/5) or more but less than one-third (1/3), (ii) one-third (1/3) or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. Delaware Corporate Law does not contain similar "control shares" provisions.

         *DISSENTERS' RIGHTS AND APPRAISAL RIGHTS.

                  CALIFORNIA. California Corporate Law provides that a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she otherwise would receive in the transaction. Stockholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System (as are the shares of Onvantage) generally do not have appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Whether or not the shares of a California corporation are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System, appraisal rights are unavailable to the stockholders of a California corporation if the stockholders of such corporation or the corporation itself, or both, immediately before the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. California Corporate Law generally affords appraisal rights in sale-of-asset reorganizations. See "Proposal to Reincorporate in Delaware--Dissenters' Rights and Appraisal Rights" above.

                  NEVADA. Nevada Corporate Law provides that the stockholders of a Nevada corporation are entitled to demand appraisal of their shares in the case of mergers except where (a) they are stockholders of the surviving company and the merger did not require their approval under Nevada Corporate Law, or (b) the shares of such Nevada corporation are either listed on a national securities exchange, included as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than two thousand (2,000) stockholders. Appraisal rights are available in either (a) or (b) above, however, if the stockholders are required by the terms of the merger to accept any consideration other than (i) stock of the company surviving or resulting from the merger, (ii) shares of stock of another company that are either listed on a national securities exchange, included as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than two thousand (2,000) stockholders, (iii) cash in lieu of fractional shares or
(iv) any combination of the foregoing. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a Nevada corporation of all or substantially all of its property and assets unless such rights are granted by such corporation's Board of Directors.

                  DELAWARE. Delaware Corporate Law provides that stockholders of a Delaware corporation have the right, in some circumstances, to dissent from certain corporate reorganizations and instead to demand payment of cash in the amount of the fair market value of their shares in lieu of the consideration that stockholders otherwise would receive in the transaction. Under Delaware Corporate Law, a stockholder desiring to exercise appraisal rights must submit a written demand for appraisal of such stockholder's shares to the corporation before the event that triggers such appraisal rights and comply with other filing requirements more fully set forth in Delaware Corporate Law. Under Delaware Corporate Law, such appraisal rights are not available to (i) stockholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or are held of record by more than two thousand (2,000) holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than two thousand (2,000) holders or (ii) stockholders of a corporation surviving the merger if no vote of the stockholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed twenty percent (20%) of the shares of the surviving corporation outstanding immediately before the merger and if certain other conditions are satisfied.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The following is a discussion of certain federal income tax consequences to holders of Onvantage Common Stock who receive Onvantage Delaware Common Stock in exchange for their Onvantage Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular Stockholders, such as dealers in securities, holders of stock options or those Stockholders who acquired their shares of Onvantage Common Stock upon the exercise of stock options. In view of the varying nature of such tax consequences, each Stockholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Proposed Reincorporation with respect to such Stockholder, including the applicability of federal, state, local or foreign tax laws.

         The Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code. No gain or loss will be recognized by holders of Onvantage Common Stock upon receipt of Onvantage Delaware Common Stock, Onvantage Delaware pursuant to the Proposed Reincorporation. The aggregate tax basis of Onvantage Delaware Common Stock received by each Stockholder will be the same as the aggregate tax basis of the Onvantage Common Stock held by such Stockholder at the time of the Proposed Reincorporation. The holding period of the Onvantage Delaware Common Stock received by each Stockholder will include the period for which such Stockholder held Onvantage Common Stock surrendered in exchange therefor, provided that such Onvantage Common Stock was held by such Stockholder as a capital asset at the time of the Proposed Reincorporation.

         State, local or foreign income tax consequences to Stockholders may vary from the federal tax consequences described above.

COMPLIANCE OF THE MERGER WITH NEVADA AND DELAWARE CORPORATE LAW

         NEVADA. If the Stockholders approve Reincorporation Proposal, the Company will submit Articles of Merger to the Nevada Secretary of State for filing.

         DELAWARE. If the Stockholders approve the Reincorporation Proposal, the Company will submit the Merger Agreement to the Delaware Secretary of State for filing.

REGULATORY REQUIREMENTS

         In connection with the Proposed Reincorporation, the Company will be required to comply with certain state securities and corporate laws and regulations. It is anticipated that the Company will comply with such requirements either before or immediately following approval of the Proposed Reincorporation by the Stockholders.

CONCLUSORY REMARKS

         In conclusion, the Onvantage Board believes that the Proposed Reincorporation in Delaware is in the best interests of Onvantage and the Stockholders and recommends that the Stockholders vote in favor of the Proposed Reincorporation by executing and returning the attached Written Consent to Onvantage's Counsel, Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, CA 94304-1115, Attn. Jason A. Cheadle, Esq.

VOTING SECURITIES AND PRINCIPLE HOLDERS THEREOF
-----------------------------------------------

         VOTING SECURITIES. As of the record date (discussed below), there were outstanding ___________ shares of Onvantage Common Stock. Each holder of Onvantage Common Stock is entitled to vote each of such Stockholders shares in connection with the Proposed Reincorporation.

         RECORD DATE. The record date in connection with the approval of the Proposed Reincorporation is [March __, 2001] ( the date which is one day prior to the distribution of this Information Statement by the Company).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 31, 2000 as to shares of Onvantage Common Stock (and stock options to purchase Onvantage Common Stock) beneficially owned by: (i) each of the Company's directors and (ii) the Company's other most highly compensated executive officers. Ownership information is based upon information furnished by the respective individuals.

                                                                                          Amount and
                                                                                           Nature of
                                                                                          Beneficial     Percent
   Title of Class                 Name and Address of Beneficial Owner(1)                  Ownership     of Class
--------------------- ----------------------------------------------------------------- -------------- -------------
Common Stock          Kenneth Raasch (2)                                                 15,055,756         42.1%
                           CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER
Common Stock          Anthony Thomopoulos                                                 2,300,000          6.4
                           VICE CHAIRMAN OF THE BOARD
Common Stock          Dean Senner (3)                                                       500,000          1.4
                           PRESIDENT AND CHIEF OPERATING OFFICER
Common Stock          Shannon Pitts (4)                                                   1,000,000          2.8
                           EXECUTIVE VICE PRESIDENT AND CHIEF MARKETING OFFICER
Common Stock          Mark Lemma (5)                                                        200,000          *
                           VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
Common Stock          G. Eric Kuskey                                                        450,000          1.3
                           VICE PRESIDENT OF BUSINESS DEVELOPMENT
Common Stock          Dave Payne (6)                                                        100,000          *
                           VICE PRESIDENT OF CORPORATE DEVELOPMENT


                                       25

Common Stock          Michael Armand Hammer (7)                                              50,000          *
                           DIRECTOR
Common Stock          David Paul Wiebe (8)
                           DIRECTOR
___________

*    Less than 1%.

(1) Unless otherwise indicated, the address for all persons is c/o Onvantage, Inc., 333 W. Santa Clara Street, Suite 1000, San Jose, California 95113.
(2)   Includes 2,000,000 shares held by Elaine Raasch Ferris, as Trustee of the
      Raasch 1999 Irrevocable Trust.
(3) Consists of stock options granted on May 15, 2000 at an option price of $2.00 per share.
(4) Includes stock option for 11,000 shares granted on May 15, 2000 at an option price of $2.00 per share.
(5) Consists of stock options granted on June 15, 2000 at an option price of $3.00 per share.
(6) Consists of stock options granted on July 14, 2000 at an option price of $4.00 per share.
(7)   Consists of stock options granted on November 1, 2000.
(8)   Owns stock through his wife.



         CHANGE OF CONTROL. Prior to August, 2000, there was a publicly-traded Nevada corporation called Z-Star Enterprises, Inc. ("Z-Star") which shed its assets so that it was largely a shell corporation. There was also a private Delaware corporation called Onvantage, Inc., which throughout this Information Statement is referred to as Onvantage Delaware, and which had the internet business that is the current business of the Company. Z-Star formed a subsidiary into which Onvantage was merged in a triangular merger, with Onvantage as the survivor, so that Onvantage's business could become conducted through a publicly-trade corporation. Onvantage shareholders received a majority of the outstanding stock of Z-Star as a result of the merger and thus controlled Z-Star. Onvantage ended up as a wholly-owned subsidiary of Z-Star, which changed its name to Onvantage and is referred to throughout this Information Statement as the Company. Kenneth Raasch was the controlling shareholder of Onvantage prior to the merger and after the merger became the largest shareholder of Zstar (the Company). As of March __, 2001, as shown in the table above, Mr. Raasch beneficially owned 42.1% of the Company. For information on the merger that the Company underwent in the past fiscal year, see the definitive Schedule 14C dated as of June 27, 2000, the form 80K, dated as of August 1, 2000 and the form 8-K/A, dated as of October 2, 2000.


March __, 2001

                          AGREEMENT AND PLAN OF MERGER
                               OF ONVANTAGE, INC.,
                              A NEVADA CORPORATION,
                                       AND
                                ONVANTAGE, INC.,
                             A DELAWARE CORPORATION
                             ----------------------

         THIS AGREEMENT AND PLAN OF MERGER, dated as of March __, 2001 (this "Agreement"), is by and between ONVANTAGE, INC., a Nevada corporation (the "Nevada Corporation"), and ONVANTAGE, INC., a Delaware corporation (the "Delaware Corporation"), which corporations sometimes are referred to herein as the "Constituent Corporations."

                                    RECITALS
                                    --------

         A. The Nevada Corporation is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of one hundred five million (105,000,000) shares, one hundred million (100,000,000) of which are designated "Common Stock," $0.001 par value (hereinafter "Nevada Corporation Common Stock") and five million (5,000,000) of which are designated "Preferred Stock," $0.001 par value (hereinafter "Nevada Corporation Preferred Stock"). As of March __, 2001, _________shares of Nevada Corporation Common Stock were issued and outstanding, and no shares of Nevada Corporation Preferred Stock were issued or outstanding.

         B. The Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of one hundred ten million (110,000,000) shares, one hundred million (100,000,000) of which are designated "Common Stock," $0.001 par value (hereinafter "Delaware Corporation Common Stock" or "Surviving Corporation Common Stock"), and ten million (10,000,000) of which are designated "Preferred Stock," $0.001 par value ("Delaware Corporation Preferred Stock" or "Surviving Corporation Preferred Stock"). As of March __, 2001, _______ shares of Delaware Corporation Common Stock were issued and outstanding, all of which were held by the Nevada Corporation, and no shares of Delaware Corporation Preferred Stock were issued or outstanding.

         C. The Board of Directors of the Nevada Corporation has determined that, for the purpose of effecting the reincorporation of the Nevada Corporation in the State of Delaware, it is advisable and in the best interests of the Nevada Corporation and its stockholders that the Nevada Corporation merge with and into the Delaware Corporation upon the terms and conditions herein provided.

         D. The respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

         NOW, THEREFORE, as consideration for the mutual agreements and covenants set forth herein, the Nevada Corporation and the Delaware Corporation hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I.
                                     MERGER
                                     ------

         1.1 MERGER. In accordance with the provisions of this Agreement, the Nevada General Corporation Law and the Delaware General Corporation Law, the Nevada Corporation shall be merged with and into the Delaware Corporation (the "Merger"), the separate existence of the Nevada Corporation shall cease, the Delaware Corporation shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Onvantage, Inc."

         1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions have been completed:

              (a) This Agreement has been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Nevada General Corporation Law and the Delaware General Corporation Law;

              (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement have been satisfied or duly waived by the party entitled to satisfaction thereof;

              (c) Executed Articles of Merger satisfying the requirements of the Nevada General Corporation Law have been filed with the Nevada Secretary of State; and

              (d) An executed Certificate of Merger or an executed counterpart of this Agreement satisfying the requirements of the Delaware General Corporation Law has been filed with the Delaware Secretary of State.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of the Nevada Corporation shall cease, and the Delaware Corporation, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its Board of Directors and the Nevada Corporation's Board of Directors,
(iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of the Nevada Corporation in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Date of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Nevada Corporation, in the same manner as if the Delaware Corporation itself had incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada General Corporation Law.

                                      II.
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
                    -----------------------------------------

         2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Delaware Corporation as in effect immediately before the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of the Delaware Corporation as in effect immediately before the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of the Nevada Corporation immediately before the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III.
                          MANNER OF CONVERSION OF STOCK
                          -----------------------------

         3.1 DELAWARE CORPORATION COMMON STOCK. Upon the Effective Date of the Merger, each share of Delaware Corporation Common Stock issued and outstanding immediately before the Effective Date of the Merger shall by virtue of the Merger and without any action by the Delaware Corporation, by the holder of such shares or by any other person be canceled and returned to the status of authorized but unissued shares.

         3.2 NEVADA CORPORATION COMMON STOCK. Upon the Effective Date of the Merger, each share of Nevada Corporation Common Stock issued and outstanding immediately before the Effective Date of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person be converted into and exchanged for one fully-paid and nonassessable share of Surviving Corporation Common Stock.

         3.3 NEVADA CORPORATION WARRANTS TO PURCHASE COMMON STOCK. Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of the Nevada Corporation under all warrants to purchase shares of Nevada Corporation Common Stock outstanding and unexercised immediately before the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each warrant to purchase shares of Nevada Corporation Common Stock outstanding and unexercised immediately before the Effective Date of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such warrant or by any other person become automatically a warrant to purchase shares of Surviving Corporation Common Stock on the basis of one share of Surviving Corporation Common Stock for each share of Nevada Corporation Common Stock issuable pursuant to any such warrant, under the same terms and conditions and at an exercise price per share equal to the exercise price per share of any such warrant at the Effective Date of the Merger. A number of shares of Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of such warrants equal to the number of shares of Nevada Corporation Common Stock so reserved immediately before the Effective Date of the Merger.

         3.4 NEVADA CORPORATION OPTIONS TO PURCHASE COMMON STOCK. Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of the Nevada Corporation under all options to purchase shares of Nevada Corporation Common Stock outstanding and unexercised immediately before the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each option to purchase shares of Nevada Corporation Common Stock outstanding and unexercised immediately before the Effective Date of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such option or by any other person become automatically a option to purchase shares of Surviving Corporation Common Stock on the basis of one share of Surviving Corporation Common Stock for each share of Nevada Corporation Common Stock issuable pursuant to any such option, under the same terms and conditions and at an exercise price per share equal to the exercise price per share of any such option at the Effective Date of the Merger. A number of shares of Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of such options equal to the number of shares of Nevada Corporation Common Stock so reserved immediately before the Effective Date of the Merger. A number of shares of Surviving Corporation Common Stock shall also be reserved for issuance upon the exercise of options that will be granted in the future out of the remaining stock option pool equal to the number of shares of Nevada Corporation Common Stock so reserved immediately before the Effective Date of the Merger.

         3.5 NEVADA CORPORATION CONVERTIBLE DEBT INSTRUMENTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of the Nevada Corporation under all debt instruments (the "Nevada Corporation Debt Instruments") convertible into the capital stock of the Nevada Corporation (the "Nevada Corporation Capital Stock") outstanding immediately prior to the Effective Date of the Merger. Accordingly, upon the Effective Date of the Merger, each Nevada Corporation Debt Instrument outstanding immediately before the Effective Date of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such Nevada Corporation Debt Instrument or by any other person automatically become a debt instrument (the "Delaware Corporation Debt Instrument") convertible into the capital stock of the Delaware Corporation (the "Delaware Capital Stock"). A number of shares of the Delaware Corporation Capital Stock shall be reserved for issuance upon the conversion of such Delaware Corporation Debt Instruments equal to the number of shares of Nevada Corporation Capital Stock so reserved immediately before the Effective Date of the Merger.

         3.6 EXCHANGE OF STOCK CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Nevada Corporation Common Stock may, at such stockholder's option, surrender the same for cancellation to the Secretary of the Surviving Corporation, at 333 W. Santa Clara Street, Suite 1000, San Jose, CA 95113, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Nevada Corporation Common Stock shall be deemed for all purposes to represent the number of whole shares of Surviving Corporation Common Stock into which such shares of Nevada Corporation Common Stock converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate representing shares of Nevada Corporation Common Stock shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise voting and other rights with respect to and to receive dividends and other distributions upon the shares of Surviving Corporation Common Stock represented by such outstanding certificate as provided above, in accordance with the terms of the Certificate of Incorporation of the Surviving Corporation.

         Each certificate representing Surviving Corporation Common Stock so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of Nevada Corporation Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of Surviving Corporation Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other tax payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

         3.7 Exchange of Warrant Certificates. After the Effective Date of the Merger, each holder of an outstanding warrant certificate representing immediately before the Effective Date of the Merger the right to purchase shares of Nevada Corporation Common Stock may, at such warrant holder's option, surrender the same for cancellation to the Exchange Agent, and each such warrant holder shall be entitled to receive in exchange therefor a warrant certificate or certificates representing the right to purchase shares of Surviving Corporation Common Stock on the basis of one share of Surviving Corporation Common Stock for each share of Nevada Corporation Common Stock issuable pursuant to any such warrant, under the same terms and conditions and at an exercise price per share equal to the exercise price per share of any such warrant at the Effective Date of the Merger.

                                       IV.
                                     GENERAL
                                     -------

         4.1 COVENANTS OF THE DELAWARE CORPORATION. The Delaware Corporation covenants and agrees that it will, on or before the Effective Date of the
Merger:

              (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

              (b) File all documents with the California Franchise Tax Board necessary for the assumption by the Delaware Corporation of all of the franchise tax liabilities of the Nevada Corporation in the State of California.

              (c) Take such other actions as may be required by the Nevada General Corporation Law and the California General Corporation Law.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by the Delaware Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Nevada Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Nevada Corporation and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Nevada Corporation or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

         4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Nevada Corporation or of the Delaware Corporation, or of both, notwithstanding the approval of this Agreement by the stockholders of the Nevada Corporation or by the sole stockholder of the Delaware Corporation, or by both.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time before the filing of this Agreement (or certificate in lieu thereof) with the Delaware Secretary of State, provided that an amendment made after the adoption of this Agreement by the stockholders of either Constituent Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or upon conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be in effect upon consummation of the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would affect adversely the holders of any class or series of capital stock of any Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 30 Old Rudnick Lane, City of Dover, County of Kent, Delaware 19901 and the name of the registered agent of the Surviving Corporation in the State of Delaware at such address is CorpAmerica.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 333 W. Santa Clara Street, Suite 1000, San Jose, CA 95113, and, upon request and without cost, copies thereof will be furnished to any stockholder of either Constituent Corporation.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the Merger provisions of the Nevada General Corporation Law.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of the Nevada Corporation and the Delaware Corporation, hereby is executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                      The "Nevada Corporation":

                                      ONVANTAGE, INC.,
                                      a Nevada corporation

                                      By:
                                         -----------------------------------
                                                 Dean Senner, President

ATTEST:


--------------------------------
David Paul Wiebe, Secretary

                                      The "Delaware Corporation:"

                                      ONVANTAGE, INC., a Delaware corporation

                                      By:
                                         -----------------------------------
                                              Dean Senner, President

ATTEST:


--------------------------------
Lisa Nixon, Secretary

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                          ONVANTAGE TECHNOLOGIES, INC.


         Onvantage Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on ______________ and the original name of the corporation was Familyroom.com, Inc..

         SECOND: The Amended and Restated Certificate of Incorporation of the Corporation in the form attached hereto as EXHIBIT A has been duly adopted in accordance with the provisions of sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

         THIRD: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in EXHIBIT A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the President and the Secretary this ____ day of March, 2001.

                                                 ONVANTAGE TECHNOLOGIES, INC.



                                                 By
                                                   -----------------------------
                                                          Eric Neil White
                                                             President


By
  ----------------------------------
           David Paul Wiebe
              Secretary

                                                                       Exhibit A
                                                                       ---------

                              AMENDED AND RESTATED
                              --------------------

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                       OF
                                       --

                                 ONVANTAGE, INC.
                                 ---------------


                                   ARTICLE I

         The name of this corporation is ONVANTAGE, INC.

                                   ARTICLE II

         The registered office of the corporation within the State of Delaware is located at 30 Old Rudnick Lane, in the City of Dover, County of Kent. The name of its registered agent at such address is CorpAmerica, Inc.

                                  ARTICLE III

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

         A. AUTHORIZED STOCK. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is one hundred ten million (110,000,000), of which one hundred million (100,000,000) shares of $0.001 par value each shall be Common Stock (the "Common Stock") and ten million (10,000,000) shares of $0.001 par value each shall be Preferred Stock (the "Preferred Stock"). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the "Board of Directors") in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Amended and Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

         B. PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         C. COMMON STOCK.

              1. RELATIVE RIGHTS OF PREFERRED STOCK AND COMMON STOCK. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

              2. VOTING RIGHTS. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

              3. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

              4. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                                   ARTICLE V

         The corporation is to have perpetual existence.

                                   ARTICLE VI

         A. BOARD OF DIRECTORS AUTHORITY. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.

         B. CHANGES. The Board of Directors of this corporation, by amendment to the corporation's bylaws, is expressly authorized to change the number of directors in any or all of the classes of directors without the consent of the stockholders.

         C. ELECTIONS. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                  ARTICLE VII

         A. POWER OF STOCKHOLDER TO ACT BY WRITTEN CONSENT. No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

         B. SPECIAL MEETINGS OF STOCKHOLDERS. Special meetings of the stockholders of the corporation may be called for any purpose or purposes, unless otherwise prescribed by statute or by this Amended and Restated Certificate of Incorporation, only by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors.

         C. CUMULATIVE VOTING. The stockholders of corporation shall not have cumulative voting, unless, at the time of such vote, the corporation is subject to Section 2115 of the California General Corporation Law ("CGCL"). During such time or times that the corporation is subject to Section 2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder desires. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

                                  ARTICLE VIII

         The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation.

                                   ARTICLE IX

         The books of the corporation may be kept at such place within or without the State of Delaware as the bylaws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

                                   ARTICLE X

         A. LIMITATION ON LIABILITY. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability which, by express provision of the General Corporation Law of Delaware as in effect from time to time, cannot be eliminated.

         If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.

         B. INDEMNIFICATION. Each person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation for any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         C. INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         D. REPEAL AND MODIFICATION. Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

                                   ARTICLE XI

         The corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

                                    * * * * *

         FOURTH: This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of this corporation.

         FIFTH: This Amended and Restated Certificate of Incorporation was duly adopted by written consent of the stockholders of the corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and written notice of such action has been given as provided in Section 228.

                              AMENDED AND RESTATED

                                   B Y L A W S

                                       OF

                                 ONVANTAGE, INC.

                            (A DELAWARE CORPORATION)

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1  Offices............................................................1

         1.1      Principal Office............................................1
         1.2      Additional Offices..........................................1

ARTICLE 2  Meeting of Stockholders............................................1

         2.1      Place of Meeting............................................1
         2.2      Annual Meeting..............................................1
         2.3      Special Meetings............................................2
         2.4      Notice of Meetings..........................................2
         2.5      Business Matter of a Special Meeting........................3
         2.6      List of Stockholders........................................3
         2.7      Organization and Conduct of Business........................3
         2.8      Quorum and Adjournments.....................................3
         2.9      Voting Rights...............................................3
         2.10     Majority Vote...............................................4
         2.11     Record Date for Stockholder Notice and Voting...............4
         2.12     Proxies.....................................................4
         2.13     Inspectors of Election......................................4
         2.14     Action Without a Meeting....................................4

ARTICLE 3  Directors..........................................................5

         3.1      Number, Election, Tenure and Qualifications.................5
         3.2      Vacancies...................................................6
         3.3      Resignation and Removal.....................................6
         3.4      Powers......................................................7
         3.5      Chairman of the Board.......................................7
         3.6      Place of Meetings...........................................7
         3.7      Annual Meetings.............................................7
         3.8      Regular Meetings............................................7
         3.9      Special Meetings............................................7
         3.10     Quorum, Action at Meeting, Adjournments.....................7
         3.11     Action Without Meeting......................................8
         3.12     Telephone Meetings..........................................8
         3.13     Committees..................................................8
         3.14     Fees and Compensation of Directors..........................8
         3.15     Officers Designated.........................................9
         3.16     Election....................................................9
         3.17     Tenure......................................................9
         3.18     Compensation................................................9
         3.19     The Chief Executive Officer.................................9
         3.20     The President...............................................9
         3.21     The Vice President.........................................10

                                TABLE OF CONTENTS
                                  (continued)

                                                                           Page
                                                                           ----
         3.22     The Secretary..............................................10
         3.23     The Assistant Secretary....................................10
         3.24     The Chief Financial Officer................................10
         3.25     Bond.......................................................11
         3.26     Delegation of Authority....................................11

ARTICLE 4  Notices...........................................................11

         4.1      Deliver....................................................11
         4.2      Waiver of Notice...........................................11

ARTICLE 5  Indemnification...................................................11

         5.1      Actions Other Than By or in the Right of the Corporation...11
         5.2      Actions By or in the Right of the Corporation..............12
         5.3      Success on the Merits......................................12
         5.4      Specific Authorization.....................................12
         5.5      Advance Payment............................................13
         5.6      Non-Exclusivity............................................13
         5.7      Insurance..................................................13
         5.8      Severability...............................................13
         5.9      Intent of Article..........................................13

ARTICLE 6  Capital Stock.....................................................13

         6.1      Certificates for Shares....................................13
         6.2      Signatures on Certificates.................................14
         6.3      Transfer of Stock..........................................14
         6.4      Registered Stockholders....................................14
         6.5      Lost, Stolen or Destroyed Certificates.....................14

ARTICLE 7  Certain Transactions..............................................15

         7.1      Transactions with Interested Parties.......................15
         7.2      Quorum.....................................................15

ARTICLE 8  General Provisions................................................15

         8.1      Dividends..................................................15
         8.2      Dividend Reserve...........................................15
         8.3      Checks.....................................................16
         8.4      Corporate Seal.............................................16
         8.5      Fiscal Year................................................16
         8.6      Execution of Corporate Contracts and Instruments...........16
         8.7      Representation of Shares of Other Corporations.............16
         8.8      Corporate Records and Inspection by Stockholders
                  and Directors..............................................16

ARTICLE 9  Amendments........................................................17

                              AMENDED AND RESTATED

                                   B Y L A W S

                                       OF

                                 ONVANTAGE, INC.
                                 ---------------

                            (A DELAWARE CORPORATION)

                                    ARTICLE 1

                                     OFFICES

         1.1 PRINCIPAL OFFICE. The registered office of the corporation shall be 30 Old Rudnick Lane, Dover, Delaware, and the name of the registered agent in charge thereof is CorpAmerica, Inc.

         1.2 ADDITIONAL OFFICES. The corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors (the "Board") may from time to time designate or the business of the corporation may require.

                                    ARTICLE 2

                             MEETING OF STOCKHOLDERS

         2.1 PLACE OF MEETING. Meetings of stockholders may be held at such place, either within or without of the State of Delaware, as may be designated by or in the manner provided in these Bylaws, or, if not so designated, at the registered office of the corporation or the principal executive offices of the corporation.

         2.2 ANNUAL MEETING. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board or the Chief Executive Officer and stated in the notice of the meeting. At such annual meeting, the stockholders shall elect by a plurality vote the number of directors equal to the number of directors of the class whose term expires at such meetings (or, if fewer, the number of directors properly nominated and qualified for election) to hold office until the third succeeding annual meeting of stockholders after their election. The stockholders shall also transact such other business as may properly be brought before the meetings.

         To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation, addressed to the attention of the Secretary of the corporation, not less than fifty (50) days nor more than seventy-five (75) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); PROVIDED, HOWEVER, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (a) the close of business on the 15th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and (b) two (2) days prior to the date of the scheduled meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation that are owned beneficially by the stockholder, and
(iv) any material interest of the stockholder in such business.

         Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

         The Chairman of the Board of the corporation (or such other person presiding at the meeting in accordance with these Bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.3 SPECIAL MEETINGS. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Restated Certificate of Incorporation, by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

         2.4 NOTICE OF MEETINGS. Written notice of stockholders' meetings, stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten
(10) nor more than sixty (60) days prior to the meeting.

         When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         2.5 BUSINESS MATTER OF A SPECIAL MEETING. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice, except to the extent such notice is waived or is not required.

         2.6 LIST OF STOCKHOLDERS. The officer in charge of the stock ledger of the corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

         2.7 ORGANIZATION AND CONDUCT OF BUSINESS. The Chairman of the Board or, in his or her absence, the Chief Executive Officer or President of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chairman of the meeting. In the absence of the Secretary of the corporation, the Secretary of the meeting shall be such person as the Chairman appoints.

         The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

         2.8 QUORUM AND ADJOURNMENTS. Except where otherwise provided by law or the Restated Certificate of Incorporation or these Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

         2.9 VOTING RIGHTS. Unless otherwise provided in the Restated Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

         2.10 MAJORITY VOTE. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Restated Certificate of Incorporation or of these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

         2.11 RECORD DATE FOR STOCKHOLDER NOTICE AND VOTING. For purposes of determining the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, or to vote, or entitled to receive payment of any dividend or other distribution, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action. If the Board does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         2.12 PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three (3) years from the date of the proxy, unless otherwise provided in the proxy.

         2.13 INSPECTORS OF ELECTION. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

         2.14 ACTION WITHOUT A MEETING. No action required or permitted to be taken at any annual or special meeting of the stockholders of the corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE 3

                                    DIRECTORS

         3.1 NUMBER, ELECTION, TENURE AND QUALIFICATIONS.The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by resolution of the Board of Directors or stockholders at the annual meeting or any special meeting called for that purpose.

         The directors shall be elected at the annual meeting or at any special meeting of the stockholders, except as otherwise provided in this Section, and each director elected shall hold office until such director's successor is elected and qualified, unless sooner displaced.

         Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations of persons for election to the Board of Directors at the annual meeting, by or at the direction of the Board of Directors, may be made by any nominating committee or person appointed by the Board of Directors; nominations may also be made by any stockholder of record of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the corporation addressed to the attention of the Secretary of the corporation not less than one hundred twenty (120) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that, in the case of an annual meeting and in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 7th day following the day on which such notice of the date of the scheduled meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the person, (iv) a statement as to the person's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

         In connection with any annual meeting, the Chairman of the Board of Directors (or such other person presiding at such meeting in accordance with these Bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Directors shall serve as provided in the Restated Certificate of Incorporation of the corporation. Directors need not be stockholders.

         3.2 VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election at which the term of the class to which they have been elected expires and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law or these bylaws, may exercise the powers of the full board until the vacancy is filled.

         3.3 RESIGNATION AND REMOVAL. Any director may resign at any time upon written notice to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. During such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

         At any time or times that the corporation is not subject to Section 2115(b) of the CGCL and subject to any limitations imposed by law, the first paragraph of this subsection (d) shall not apply and the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors or (ii) without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors.

         3.4 POWERS. The business of the corporation shall be managed by or under the direction of the Board which may exercise all such powers of the corporation and do all such lawful acts and things which are not by statute or by the Restated Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         3.5 CHAIRMAN OF THE BOARD. If the Board of Directors appoints a Chairman of the Board, such Chairman shall, when present, preside at all meetings of the stockholders and the Board. The Chairman shall perform such duties and possess such powers as are customarily vested in the office of the Chairman of the Board or as may be vested in the Chairman by the Board of Directors.

         3.6 PLACE OF MEETINGS. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

         3.7 ANNUAL MEETINGS. The annual meetings of the Board shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

         3.8 REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such time and place as may be determined from time to time by the Board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

         3.9 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram, cable, commercial delivery service, telex, facsimile transmission, or electronic means, charges prepaid, sent to such director's business or home address as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telegram, cable, commercial delivery service, telex, facsimile transmission, or electronic means, it shall be so delivered at least four hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

         3.10 QUORUM, ACTION AT MEETING, ADJOURNMENTS. At all meetings of the Board, a majority of directors then in office, but in no event less than one third (1/3) of the entire Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law or by the Restated Certificate of Incorporation. For purposes of this section, the term "entire Board" shall mean the number of directors last fixed by the stockholders or directors, as the case may be, in accordance with law and these Bylaws; provided, however, that if less than all the number so fixed of directors were elected, the "entire Board" shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         3.11 ACTION WITHOUT MEETING. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         3.12 TELEPHONE MEETINGS. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, any member of the Board or any committee thereof may participate in a meeting of the Board or of any committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.13 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution designating such committee or the Restated Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and make such reports to the Board as the Board may request. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the conduct of its business by the Board.

         3.14 FEES AND COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Officers

         3.15 OFFICERS DESIGNATED. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer. The Board may also choose a Chief Operating Officer, one or more Vice Presidents, and one or more assistant Secretaries. Any number of offices may be held by the same person, unless the Restated Certificate of Incorporation or these Bylaws otherwise provide.

         3.16 ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by written consent or may be appointed by the Chief Executive Officer pursuant to a delegation of authority from the Board of Directors.

         3.17 TENURE. The officers of the corporation shall hold office until their successors are chosen and qualify, unless a different term is specified in the vote choosing or appointing such officer, or until such officer's earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors or by the Chief Executive Officer may be removed with or without cause at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering such officer's written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         3.18 COMPENSATION. The salaries of all officers of the corporation shall be fixed from time to time by the Board and no officer shall be prevented from receiving a salary because he is also a director of the corporation.

         3.19 THE CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

         3.20 THE PRESIDENT. The President shall, in the event there be no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his or her disability or refusal to act, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board, the Chairman of the Board, the Chief Executive Officer or these Bylaws.

         3.21 THE VICE PRESIDENT. The Vice President (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his or her disability or refusal to act, perform the duties of the President, and when so acting, shall have the powers of and subject to all the restrictions upon the President. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chairman of the Board or these Bylaws.

         3.22 THE SECRETARY. The Secretary shall attend all meetings of the Board and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board, and shall perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board or the Chief Executive Officer, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

         3.23 THE ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board (or in the absence of any designation, in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board.

         3.24 THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the custody of the Corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the corporation.

         3.25 BOND. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer's office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer's possession or under such officer's control and belonging to the corporation.

         3.26 DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                   ARTICLE 4

                                     NOTICES

         4.1 DELIVER. Whenever, under the provisions of law, or of the Restated Certificate of Incorporation or these Bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery services, telex or similar means, addressed to such director or stockholder at such person's address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given.

         4.2 WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of law or of the Restated Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. In addition to the foregoing, notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals executed under this Section 5.2 shall be filed with the corporate records or made a part of the minutes of the meeting.

                                   ARTICLE 5

                                 INDEMNIFICATION

         5.1 ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

         5.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

         5.3 SUCCESS ON THE MERITS. To the extent that any person described in Sections 6.1 or 6.2 of this Article 6 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in said Sections, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         5.4 SPECIFIC AUTHORIZATION. Any indemnification under Sections 6.1 or
6.2 of this Article 6 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of any person described in said Sections is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the corporation.

         5.5 ADVANCE PAYMENT. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided for in Section 6.4 of this Article 6 upon receipt of an undertaking by or on behalf of any person described in said Section to repay such amount unless it shall ultimately be determined that such person is entitled to indemnification by the corporation as authorized in this
Article 6.

         5.6 NON-EXCLUSIVITY. The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person. Any repeal or amendment of any of the provisions of this Article 6 shall not adversely affect any right or potential right of any indemnitee existing at the time of such repeal or amendment.

         5.7 INSURANCE. The Board of Directors may authorize, by a vote of the majority of the full board, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this
Article 6.

         5.8 SEVERABILITY. If any word, clause or provision of this Article 6 or any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

         5.9 INTENT OF ARTICLE. The intent of this Article 6 is to provide for indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware. To the extent that such Section or any successor Section may be amended or supplemented from time to time, this Article 6 shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by law.

                                   ARTICLE 6

                                  CAPITAL STOCK

         6.1 CERTIFICATES FOR SHARES. The shares of the corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

         Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         6.2 SIGNATURES ON CERTIFICATES. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         6.3 TRANSFER OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated share, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

         6.4 REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

         6.5 LOST, STOLEN OR DESTROYED CERTIFICATES. The Board may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require, and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE 7

                              CERTAIN TRANSACTIONS

         7.1 TRANSACTIONS WITH INTERESTED PARTIES. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

         (a) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (b) the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

         7.2 QUORUM. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE 8

                               GENERAL PROVISIONS

         8.1 DIVIDENDS. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the Restated Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Restated Certificate of Incorporation.

         8.2 DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         8.3 CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

         8.4 CORPORATE SEAL. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors.

         8.5 FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

         8.6 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.7 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chief Executive Officer, the President or any Vice President or the Secretary or any Assistant Secretary of this corporation is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

         8.8 CORPORATE RECORDS AND INSPECTION BY STOCKHOLDERS AND DIRECTORS. The corporation shall, either at its principal office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, books of minutes of meetings or consents of the Board of Directors, committees thereof, and stockholders and other records. Any stockholder of record, in person or by attorney or other agent, shall, upon five days' prior written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         Every director shall have the absolute right at any time and for any reason to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiary corporations, domestic or foreign. The inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         If, and for so long as, the corporation either maintains its principal executive offices in the State of California or customarily holds the meetings of its Board of Directors in that State ("California Tenancy"), a stockholder or stockholders who hold at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation, or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission, shall have an absolute right to do either or both of the following: (i) inspect and copy the record of stockholders' names and addresses and stockholdings during usual business hours, upon five (5) business days' prior written demand upon the corporation; or (ii) obtain from the transfer agent for the corporation, upon five (5) business days' prior written demand, and upon the tender of the transfer agent's usual charges for such a list (the amount of which charges shall be stated to the stockholder by the transfer agent upon request), a list of the names and addresses of the stockholders who are entitled to vote for the election of directors, and their stockholdings, as of the most recent record date for which the list has been compiled or as of a date specified by the stockholder subsequent to the date of demand. The record of stockholders also shall be open to inspection and copying by any stockholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to the stockholder's interests as a stockholder or holder of a voting trust certificate. Inspection and copying may be made in person or by agent or attorney.

                                   ARTICLE 9

                                   AMENDMENTS

         The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

    SECRETARY'S CERTIFICATE OF ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF

                                 ONVANTAGE, INC.


         I, the undersigned, do hereby certify:

         1. That I am the duly elected and acting Secretary of Onvantage, Inc., a Delaware corporation; and

                  2. That the foregoing is a full, true and correct copy of the Amended and Restated Bylaws of the corporation as adopted by the Directors of said corporation and effective upon the close of the corporation's initial offering of common stock to the public.



         IN WITNESS WHEREOF, I have hereunto subscribed my name this _____ day of March, 2001.



                                            ------------------------------------
                                                      David Paul Wiebe
                                                          Secretary

                            ACTION BY WRITTEN CONSENT
                             OF THE STOCKHOLDERS OF
                                ONVANTAGE, INC.,
                              a Nevada corporation

                                 March ___,2001



         In accordance with Nevada Revised Statutes Section 78.320(2) and the Bylaws of Onvantage, Inc., a Nevada corporation (the "Corporation"), the undersigned stockholders of the Corporation, pursuant to this Written Consent, hereby vote all shares of the Corporation's outstanding voting stock held of record by them for the adoption and approval of the following recitals and resolutions, without a formal meeting and without prior notice:

APPROVAL OF DELAWARE REINCORPORATION MERGER
-------------------------------------------

         WHEREAS, the Corporation's Board of Directors (the "Board") has authorized and approved an Agreement and Plan of Merger substantially in the form attached hereto as EXHIBIT A (the "Merger Agreement") by and between the Corporation and its wholly-owned subsidiary corporation, Onvantage, Inc., a Delaware corporation ("Onvantage, Inc."), pursuant to which, among other things, upon the Effective Date of the Merger as defined in the Merger Agreement (the "Effective Date of the Merger"), the Corporation will be merged with and into Onvantage, Inc. (the "Merger"), the separate existence of the Corporation will cease, and Onvantage, Inc. as the surviving corporation of the Merger (i) will continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Date of the Merger, (ii) will be subject to all actions previously taken by the boards of directors of both the Corporation and Onvantage, Inc., (iii) will succeed, without other transfer, to all of the assets, rights, powers and property of the Corporation in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) will continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Date of the Merger and (v) will succeed, without other transfer, to all of the debts, liabilities and obligations of the Corporation in the same manner as if Onvantage, Inc. had incurred them;

         WHEREAS, the Board has determined that the terms and provisions of the Merger Agreement and the Merger are fair to and in the best interests of the Corporation and the stockholders of the Corporation (the "Stockholders");

         WHEREAS, the Board has recommended to the Stockholders that the Stockholders accept and approve the Merger Agreement, the Merger and all of the other transactions contemplated thereby;

         NOW, THEREFORE, BE IT RESOLVED, that the Merger in accordance with the terms and conditions of the Merger Agreement, pursuant to which, among other things, upon the Effective Date of the Merger, the Corporation will be merged with and into Onvantage, Inc., the separate existence of the Corporation will cease, and Onvantage, Inc. as the surviving corporation of the Merger (i) will continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Date of the Merger, (ii) will be subject to all actions previously taken by the boards of directors of both the Corporation and Onvantage, Inc., (iii) will succeed, without other transfer, to all of the assets, rights, powers and property of the Corporation in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) will continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Date of the Merger and (v) will succeed, without other transfer, to all of the debts, liabilities and obligations of the Corporation in the same manner as if Onvantage, Inc. had incurred them, hereby is approved.

INDEMNIFICATION OF OFFICERS AND DIRECTORS
-----------------------------------------

         WHEREAS, Onvantage, Inc. desires to provide its officers and directors with the maximum protection permitted by law; and

         WHEREAS, it is in the best interests of Onvantage, Inc. and the Stockholders, who will become stockholders of Onvantage, Inc. following the Merger, to approve the form of Indemnification Agreement, in substantially the form attached hereto as EXHIBIT B:

         NOW, THEREFORE, BE IT RESOLVED, that the terms of its Indemnification Agreement in substantially the form attached hereto as EXHIBIT B be, and the same hereby is, adopted, ratified and approved;

         RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed in the name and on behalf of the Corporation to execute and deliver the Indemnification Agreement, with such changes, amendments and additions thereto as any of such officers approves, such approval to be evidenced conclusively by such execution and delivery of the Indemnification Agreement.

COUNTERPART EXECUTION; FACSIMILE TRANSMISSION
---------------------------------------------

         RESOLVED, that this Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original;

         RESOLVED FURTHER, that the undersigned Stockholders may deliver their executed counterparts of this Written Consent by facsimile transmission, and no confirmation of such delivery by the mailing or personal delivery of an executed original of this Written Consent shall be required in order for this Written Consent to be effective.

OMNIBUS RESOLUTIONS
-------------------

         RESOLVED, that every act, action, agreement, document or instrument done, performed, made, executed or delivered by, on behalf of or in the name of the Corporation in order to carry out the purposes and intentions of the foregoing resolutions hereby is authorized, approved and ratified in all respects;

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation is authorized to certify and deliver a copy of these resolutions, or any one or more of them, to such persons, corporations, entities or firms as such Secretary or Assistant Secretary may deem necessary or advisable;

         RESOLVED FURTHER, that the Secretary or any Assistant Secretary of the Corporation hereby is authorized and directed to file this Written Consent with the minutes of the proceedings of the Stockholders.

         IN WITNESS WHEREOF, the undersigned Stockholders hereby voting the full number of shares of each class of the Corporation's outstanding voting stock held of record by them, have executed this Action by Written Consent of the Stockholders of Onvantage, Inc., a Nevada corporation, to be effective as of the date first set forth above and direct that it be filed with the minutes of the proceedings of the Corporation's stockholders.



_______ Shares of Common Stock          ___________________________________
                                                   (Signature)

                                        ___________________________________
                                        (Print Name of Individual or Entity)

                                        ___________________________________
                                             (Print Title if Entity)

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                    EXHIBIT B

                        FORM OF INDEMNIFICATION AGREEMENT

              INDEMNIFICATION AGREEMENT FOR OFFICERS AND DIRECTORS


INTRODUCTION

         This Indemnification Agreement (this "Agreement") is made effective as of the _______ day of ___________, ____, (the "Effective Date") by and between Onvantage, Inc., a Delaware corporation (the "Company"), and
_______________________________________ ("Indemnitee").

BACKGROUND

         A. The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance.

         B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited and is not currently available to the Company.

         C. Indemnitee does not regard the current protection avail-able as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.

         D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

AGREEMENT

         Based upon the facts and premises contained in the above BACKGROUND and in consideration of the mutual promises below, the Company and Indemnitee hereby agree as follows:

         1. BYLAW INDEMNIFICATION AND EXPENSE ADVANCEMENT. The Company agrees to advance expenses to Indemnitee and indemnify Indemnitee to the fullest extent provided in the present Article 5 of the Company's Bylaws, a copy of which is attached hereto as Exhibit A and, to the extent specified in Section 2 below, any subsequent amendments to the Company's Bylaws. For purposes of this Agreement, subsequent references to indemnification shall include the advancement of expenses.

         2. CHANGES. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be automatically, without further action of the parties, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not other-wise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' right and obligations hereunder. In the event of an amendment to the Company's bylaws which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such change shall be automatically, without further action of the parties, within Indemnitee's rights and Company's obligations under this Agreement. In the event of any amendment to the Company's bylaws which narrows such right of a Delaware corporation to indemnify a member of its board of directors or an officer, such change shall only apply to the indemnification of the Indemnitee for acts committed, or lack of action, by Indemnitee after such amendment. The Company agrees to give Indemnitee prompt notice of amendments to the Company's bylaws which concern indemnification.

         3. NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of share-holders or disinterested Directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding such office (an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though Indemnitee may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

         4. NOTICE AND PROCEDURE FOR RETAINING COUNSEL TO DEFEND CLAIM. Indemnitee shall give the Company prompt notice of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement, shall tender sole control of the defense and settlement of such claim if the Company agrees to assume the defense of the claim, and shall give the Company such information and cooperation as the Company may reasonably request at the Company's expense. Upon receipt of such notice, the Company may, by responsive notice to Indemnitee, agree to assume the defense of such claim with counsel chosen by the Company, with such selection to be subject to the Indemnitee's approval which shall not be unreasonably withheld or delayed. The Indemnitee may participate in the defense of such claim with counsel of Indemnitee's choice. However, so long as the Company so retains counsel, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to such claim unless
(a) the Company authorizes such fees, (b) Indemnitee shall have reasonably concluded and notified the Company that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such claim, or (c) the Company ceases to employ such counsel.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit questions of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of the Agreement. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring Company to indemnify Indemnitee to the fullest extent permissible by law.

         8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

               (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims (except counter-claims or cross claims) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

               (b) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

               (c) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

               (d) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         9. COUNTERPARTS AND FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, or by facsimile.

         10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, and legal representatives and permitted assigns. Indemnitee may not assign this Agreement without the prior written consent of the Company.

         11. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         12. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown under AUTHORIZED SIGNATURES at the end of this Agreement, or as subsequently modified by written notice.

         13. PARAGRAPH HEADINGS. The paragraph and subparagraph headings in this Agreement are solely for convenience and shall not be considered in its interpretation.

         14. WAIVER. A waiver by either party of any term or condition of the Agreement or of any breach of such term or condition, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or of any subsequent breach of such term or condition.

         15. ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire integrated agreement and understanding between the parties concerning its subject matter and supersedes all prior negotiations, representations or agreements, whether written or oral, except for the Company's Certificate of Incorporation and Bylaws. This Agreement may be amended only by a written instrument signed by a duly authorized officer of Company or by Indemnitee.

         16. CHOICE OF LAW AND FORUM. Except for that body of law governing choice of law, this Agreement shall be governed by, and construed in accordance with, internal laws of the

State of Delaware which govern transactions between Delaware residents. The parties agree that any suit or proceeding in connection with, arising out of or relating to this Agreement shall be instituted only in a Delaware Court of Chancery, and the parties, for the purpose of any such suit or proceeding, irrevocably agree and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding and agree that service of process may be effected in the same manner notice is given pursuant to Section 12 above.

         17. CONSIDERATION. Part of the consideration the Company is receiving from Indemnitee to enter into this Agreement is Indemnitee's agreement to serve or to continue to serve, as applicable, for the present as a director and/or officer of the Company. Nothing in this Agreement shall preclude the Indemnitee from resigning as an officer and/or director of the Company nor the Company, by action of its shareholders, board of directors, or officers, as the case may be, from terminating the Indemnitee's services as an officer, director, and/or employee, as the case may be, with or without cause.


                  [Remainder of Page Left Intentionally Blank]

AUTHORIZED SIGNATURES

         In order to bind the parties to this Indemnification Agreement, their duly authorized representatives have signed their names below on the dates indicated.

                                    Onvantage, Inc.


                                    By__________________________________________

                                    ____________________________________________
                                              Printed Name and Title

                                    333 WEST SANTA CLARA STREET, SUITE 1000
                                    --------------------------------------------

                                    SAN JOSE, CA  95113
                                    --------------------------------------------
                                                   (address)

                                    Date Executed: _____________________________



AGREED TO AND ACCEPTED:

INDEMNITEE:



------------------------------------
              Signature


------------------------------------
             Printed Name


------------------------------------

------------------------------------
              (address)

Date Executed: _____________________